As filed with the Securities and Exchange Commission on 9/8/10

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09025
New Covenant Funds
(Exact name of registrant as specified in charter)
200 East Twelfth Street, Jeffersonville, IN 47130
(Address of principal executive offices) (Zip code)
U.S. Bancorp Fund Service, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)
1-800-858-6127
Registrant’s telephone number, including area code
Date of fiscal year end: June 30
Date of reporting period: June 30, 2010

Item 1.  Reports to Stockholders.

NEW COVENANT
MUTUAL FUNDS
Funds with a Mission

ANNUAL REPORT JUNE 30, 2010

. . . BE STRONG IN THE LORD AND IN THE STRENGTH OF HIS POWER.
Ephesians 6:10

table of contents

Shareholder Letter	2

Portfolios of Investments	7

Statements of Assets and Liabilities	16

Statements of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	32

Supplemental Data	33

Trustees and Officers	38

to our shareholders

NEW COVENANT FUNDS ANNUAL REPORT
Letter to Shareholders

Dear Shareholders:

As the New Covenant Funds completed the fiscal year ended June 30, 2010, we are monitoring a fragile economic recovery. Signs of economic improvement — including improved corporate earnings, increased global trade and stabilizing housing markets — were apparent in the last year. However, robust growth has failed to take hold and continued global uncertainty has meant price volatility, especially in the second quarter of 2010.

We continue to watch efforts to re-stimulate a struggling economy that are having only a modest impact. Despite massive government intervention including recent moves by the Federal Reserve to bring down long-term interest rates, demand remains sluggish and unemployment remains stubbornly high. Debt reduction in the private sector, housing overcapacity, and excess production has meant that inflation expectations remain muted despite attempts to re-inflate in the U.S.

Global events undermined investor confidence in fiscal 2010. News of the sovereign debt crisis in Europe, a major oil spill in the Gulf of Mexico, tightened financial regulation in the U.S., and tighter credit in China all led to upheaval in global equity markets.

Bond markets generally outperformed equity markets in the first half of 2010. Strong demand for long-dated Treasury notes resulted in a 10-year Treasury yield of less than 3% at the end of the period. Much of the demand in the mortgage and Treasury bond markets has been provided by the Federal Reserve. The Fed’s intervention has resulted in historically low interest rates, but lending and loan demand continues to be tepid. A near-zero rate policy for overnight funds has produced a remarkably steep yield curve, which has improved health in the banking sector as banks focus on their primary business model — borrowing short and lending long. Throughout the year, spreads generally narrowed on commercial mortgage backed securities (CMBS) and other spread sectors. However, corporate spreads generally widened in the second quarter of 2010 as investors bid up Treasury securities.

Looking abroad, weakness in Europe continued to ripple around the globe. Emerging evidence of a recovery in Western Europe was quickly quashed by concerns about potentially contagious indebted countries. In Japan, persistent deflation, changing political leadership and a strong yen relative to the U.S. dollar weighed on Asian equity prices, which fell sharply in the second quarter of 2010.

Our social investing mandate means that we continue to steward the Funds based on the tenets of the Presbyterian Church (USA)’s General Assembly Mission Council Mission Responsibility Through Investing (MRTI) committee. In addition to companies prohibited based on the MRTI guidelines, our list of prohibited securities also includes companies that derive significant amounts of their revenue from the alcohol, gambling, tobacco and firearms industries. The list additionally includes companies operating in Sudan (human rights issues) that are prohibited for investment in accordance with the church’s policies.

The New Covenant Growth Fund

For the 12-months ended June 30, 2010, the New Covenant Growth Fund was up 11.54% versus the Standard & Poor’s 5001 benchmark return of 14.43% for the same period. The Fund’s allocation to international equities negatively impacted the Fund’s results relative to the benchmark due, in part, to the strength in the U.S. dollar.

At the end of the second quarter, we welcomed a new subadvisor to the New Covenant Growth Fund, Baillie Gifford Overseas Ltd., of Edinburgh, Scotland. Baillie Gifford manages a relatively concentrated portfolio and is a bottom-up equity investor. The firm seeks long-term investments in well-managed, quality businesses that enjoy sustainable competitive advantages in their marketplace, with a preference for companies that generate more than enough cash to sustain internal growth. Currently, the portion of the New Covenant Growth Fund that is subadvised by Baillie Gifford emphasizes companies that derive much of their revenues outside of North America and developed Europe.

The New Covenant Growth Fund subadvisors2 are:

•	Wellington Management Company LLP, which manages the core equity portfolio using a blend of fundamental and quantitative research to select stocks as well as employs risk management controls relative to the Russell 1000 Index. On June 30, 2010, the allocation to Wellington was 52%.

•	Sound Shore Management, Inc., which seeks to capitalize on disparities between large domestic companies’ stock prices and intrinsic values. Sound Shore’s allocation was 16% as of June 30, 2010.

•	Baillie Gifford Overseas Ltd., our new international subadvisor, replacing Capital Guardian Trust Company, which emphasizes bottom-up equity research and manages a relatively concentrated portfolio of international stocks. As of June 30, 2010, Baillie Gifford managed 16% of the Fund.

•	Santa Barbara Asset Management, which focuses on shares of large established companies it expects to grow over time. As of June 30, 2010, Santa Barbara managed 13% of the Fund.

•	Times Square Capital Management, which is responsible for the mid-cap growth satellite portfolio and emphasizes bottom-up equity research as well as fundamental analysis and security selection. As of June 30, 2010, Times Square managed 3% of the Fund.

The New Covenant Income Fund

The New Covenant Income Fund was up 11.72% for the 12 months through June 30, 2010, versus 8.72% for the Barclays Capital Intermediate Aggregate Bond Index1. The Fund benefited from relative outperformance of corporate and commercial mortgage backed securities (CMBS) [Note that CMBS is defined above as “corporate mortgage-back[ed] securities]and its relative underweight in Treasury securities. After completing the transition from one subadvisor to three in 2009, we are pleased with the Fund’s performance and reduced risk characteristics. We do not anticipate this degree of relative outperformance to continue.

Throughout the year, spreads generally continued to tighten as investors demonstrated an appetite for credit risk and incremental yield.

The Fund’s relative overweight in CMBS, while down significantly over the year, helped the Fund’s performance. The Fund’s CMBS weight declined from 21% on June 30, 2009, to 9% on June 30, 2010. The process of reducing CMBS exposure benefited the Fund as it was able to capture some of the return as these securities continued to rebound from their credit crisis lows.

to our shareholders

NEW COVENANT FUNDS ANNUAL REPORT
Letter to Shareholders

The Fund’s SEC Yield at June 30, 2010, was 3.13% (2.97% before the fee waiver) compared to 2.59% for the Barclays Capital Intermediate Aggregate Bond Index1 benchmark.

The 1, 5 and 10-year average annual returns for the New Covenant Income Fund through June 30, 2010, are 11.72%, 2.00% and 4.33% respectively. The gross expense ratio for the New Covenant Income Fund is 1.12%.

Performance data quoted represents past performance, past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data to the most recent month-end may be obtained by calling 877,835,4531 or visiting www.NewCovenantFunds.com.

The New Covenant Income Fund subadvisors2 are:

•	Baird Advisors, which is a core bond manager focused on high-quality, intermediate-term investments and a duration-neutral approach (relative to the benchmark). Baird managed 40% of the portfolio as of June 30, 2010.

•	Earnest Partners LLC, which emphasizes investments, including non-Treasury AAA-rated intermediate-term securities, that have the full faith and credit of the U.S. Treasury and bonds that are backed by hard assets. At June 30, 2010, Earnest Partners managed 34% of the Fund.

•	Sterling Capital Management, which invests in high quality, intermediate-term securities. Sterling will adjust their duration, sector- and credit-related weightings relative to the benchmark to pursue opportunities. Sterling managed 26% of the Fund at June 30, 2010.

New Covenant Balanced Growth Fund

The New Covenant Balanced Growth Fund for the 12-months ended June 30, 2010, was up 11.43% versus 12.49% for its 60% S&P 500/40% Barclays Capital Intermediate Aggregate Bond Index1. Recently, the Advisor increased the allocation to equities by 250 basis points (or 2.5%) to target an allocation of approximately 62.5% stock and 37.5% bonds, what we consider a “non-neutral” position relative to this benchmark.

New Covenant Balanced Income Fund

The New Covenant Balanced Income Fund for the 12-months ended June 30, 2010, returned 11.31% versus 11.04% for its 40% S&P 500/60% Barclays Capital Intermediate Aggregate Bond Index1. Like the Balanced Growth Fund, the Balanced Income Fund recently increased its equity weighting by 250 basis points (or 2.5%) to target an allocation of approximately 37.5% stocks and 62.5% bonds, also a “non-neutral” position relative to this benchmark.

Serving you with a Faith-based Approach

Thank you for your continued commitment to the New Covenant Funds. As a manager of managers, we seek leading equity and fixed income investment managers focused on a variety of complementary strategies. We structure New Covenant Funds from a portfolio perspective in an effort to provide shareholders with returns that are commensurate with a high quality, intelligently-diversified investment. We are pleased to enable shareholders to address their long-term financial needs and goals in a manner consistent with their values and principles.

Sincerely,

Paul H. Stropkay, CFA
Senior Vice President
Chief Investment Officer
One Compass Advisors

Disclosures:

1.	The Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged, capitalization-weighted index that measures three performance of 500 large-capitalization stocks representing all major industries. The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index of Intermediate U.S. bonds which includes reinvestment of any earnings. It is widely used to measure the overall performance of the Intermediate U.S. bond market. The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.
2.	Portfolio composition is subject to change. Diversification does not assure a profit or protect against loss in a declining market.

Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

The New Covenant Funds are advised by One Compass Advisors, a subsidiary of the Presbyterian Church (U.S.A.) Foundation. The New Covenant Funds are distributed by New Covenant Funds Distributor, LLC.

Mutual fund investing involves risk. Principal loss is possible.

Must be preceded or accompanied by a prospectus.

to our shareholders

NEW COVENANT FUNDS ANNUAL REPORT
Letter to Shareholders

Portfolio Allocation as of 06/30/10 (unaudited) (subject to change)

GROWTH FUND:

Percentage of
Security Allocation	Market Value

Information Technology	18.8%
Financials	15.6%
Health Care	13.3%
Industrials	11.2%
Energy	10.9%
Consumer Staples	9.1%
Consumer Discretionary	8.8%
Materials	5.3%
Utilities	3.2%
Cash Equivalents	2.3%
Telecommunication Services	1.4%
Other	0.1%

Total	100.0%

INCOME FUND:

Percentage of
Security Allocation	Market Value

Government Agency/Mortgage Backed Securities	47.0%
Corporates	22.4%
Non-Government Agency/Mortgage Backed	11.5%
Treasuries	7.5%
Asset Backed	5.1%
Other	3.3%
Cash Equivalents	2.9%
Short Term Investments	0.3%

Total	100.0%

BALANCED GROWTH FUND:

Percentage of
Security Allocation	Market Value

New Covenant Growth Fund	61.5%
New Covenant Income Fund	37.2%
Cash Equivalents	1.3%

Total	100.0%

BALANCED INCOME FUND:

Percentage of
Security Allocation	Market Value

New Covenant Income Fund	60.7%
New Covenant Growth Fund	36.5%
Cash Equivalents	2.8%

Total	100.0%

to our shareholders

 Hypothetical Illustration of a $10,000 Investment

As of June 30, 2010
New Covenant Growth Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Growth Fund	11.54%	-11.19%	-1.57%	-1.70%
S&P 500 Index	14.43%	-9.81%	-0.79%	-1.59%

Gross Expense Ratio: 1.37%
Net Expense Ratio: 1.20%

The Gross Expense Ratio is based on the most recent prospectus. The Fund’s Adviser contractually agreed to limit the fees for the period from July 1, 2009 through June 30, 2010. The Net Expense Ratio is based upon the Gross Expense less the fees waived by the Adviser. Had this waiver not been in effect, the performance would have been lower. Please refer to the financial highlights for more current information on Fund expenses.

The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

As of June 30, 2010
New Covenant Income Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Income Fund	11.72%	1.78%	2.00%	4.33%
Barclays Capital Intermediate Aggregate Bond Index	8.72%	7.34%	5.57%	6.23%

Gross Expense Ratio: 1.12%
Net Expense Ratio: 0.87%

The Gross Expense Ratio is based on the most recent prospectus. The Fund’s Adviser contractually agreed to limit the fees for the period from July 1, 2009 through June 30, 2010. The Net Expense Ratio is based upon the Gross Expense less the fees waived by the Adviser. Had this waiver not been in effect, the performance would have been lower. Please refer to the financial highlights for more current information on Fund expenses.

The Barclays Capital Intermediate Aggregate Bond index is representative of Intermediate investment grade government and corporate debt securities with maturities of 10 years or less. Investors cannot invest directly in an index. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.

The growth charts above illustrate a hypothetical investment in the Fund versus the appropriate index and represent the reinvestment of dividends and capital gains. The performance of the Fund does not reflect any sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

[1]	Returns shown assume reinvestment of all dividends and distributions.

to our shareholders

 Hypothetical Illustration of a $10,000 Investment

As of June 30, 2010
New Covenant Balanced Growth Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Balanced Growth Fund	11.43%	-6.13%	-0.00%	-0.97%
Blended S&P 500 Index/Barclays Capital Intermediate Aggregate Bond Index	12.49%	2.80%	-2.06%	-1.83%

Gross Expense Ratio: 1.39%
Net Expense Ratio: 1.22%

The Gross Expense Ratio is based on the most recent prospectus. The Fund’s adviser contractually agreed to limit the fees for the period from July 1, 2009 through June 30, 2010. The Net Expense Ratio is based upon the Gross Expense less the expenses reimbursed by the Adviser. Had these expense reimbursements not been in effect, the performance would have been lower. The Fund expense, inclusive of your pro rata share of fees and expenses incurred by the Growth Fund and Income Fund in which the Balanced Growth Fund invests, is expected to be 1.21% and prior to any expense waivers and reimbursements, 1.38%. Please refer to the financial highlights for more current information on Fund expenses.

The Blended S&P 500 Index/Barclays Capital Intermediate Aggregate Bond Index is a composite index composed of 60% S&P 500 Index and 40% Barclays Capital Intermediate Aggregate Bond Index. The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large capitalization stocks representing all major industries. The Barclays Capital Intermediate Aggregate Bond Index is representative of intermediate investment grade government and corporate debt securities with maturities of 10 years of less. These indices are unmanaged and do not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

As of June 30, 2010
New Covenant Balanced Income Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Balanced Income Fund	11.31%	-2.00%	-0.85%	-2.38%
Blended S&P 500 Index/Barclays Capital Intermediate Aggregate Bond Index	11.04%	-1.49%	-3.63%	-3.77%

Gross Expense Ratio: 1.34%
Net Expense Ratio: 1.17%

The Gross Expense Ratio is based on the most recent prospectus. The Fund’s adviser contractually agreed to limit the fees for the period from July 1, 2009 through June 30, 2010. The Net Expense Ratio is based upon the Gross Expense less the expenses reimbursed by the Adviser. Had these expense reimbursements not been in effect, the performance would have been lower. The Fund expense, inclusive of your pro rata share of fees and expenses incurred by the Growth Fund and Income Fund in which the Balanced Growth Fund invests, is expected to be 1.19% and prior to any expense waivers and reimbursements 1.36%. Please refer to the financial highlights for more current information on Fund expenses.

The Blended S&P 500 Index/Barclays Capital Intermediate Aggregate Bond Index is a composite index composed of 35% S&P 500 Index and 65% Barclays Capital Intermediate Aggregate Bond Index. The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large capitalization stocks representing all major industries. The Barclays Capital Intermediate Aggregate Bond Index is representative of intermediate investment grade government and corporate debt securities with maturities of 10 years of less. These indices are unmanaged and do not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.

The growth charts above illustrate a hypothetical investment in the Fund versus the appropriate index and represent the reinvestment of dividends and capital gains. The performance of the Fund does not reflect any sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

[1]	Returns shown assume reinvestment of all dividends and distributions.

schedule of investments

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2010

Shares		Value

COMMON STOCKS (96.9%)
	Advertising (0.4%)
67,000	Omnicom Group, Inc.	$2,298,100

	Automotive (0.8%)
239,600	Ford Motor Co.(a)	2,415,168
42,900	Johnson Controls, Inc.	1,152,723
62,500	TRW Automotive Holdings Corp.(a)	1,723,125

		5,291,016

	Banks (5.4%)
53,628	Banco Santander SA	573,162
528,929	Bank of America Corp.	7,600,710
148,000	DBS Group Holdings Ltd.	1,446,895
105,500	Hang Seng Bank Ltd.	1,417,162
134,256	JPMorgan Chase & Co.	4,915,112
44,900	PNC Financial Services Group, Inc.	2,536,850
74,200	State Street Corp.	2,509,444
86,942	Svenska Handelsbkn AB	2,143,068
346,069	Turkiye Garanti Bankasi A/S	1,453,475
158,000	United Overseas Bank Ltd.	2,215,365
260,700	Wells Fargo & Co.	6,673,920

		33,485,163

	Chemicals (1.7%)
47,100	Cabot Corp.	1,135,581
29,500	Eastman Chemical Co.	1,574,120
52,500	Ecolab, Inc.	2,357,775
19,400	FMC Corp.	1,114,142
25,000	Monsanto Co.	1,155,500
29,400	Praxair, Inc.	2,234,106
26,100	Valspar Corp.	786,132

		10,357,356

	Commercial Services (3.3%)
6,100	Alliance Data Systems Corp.(a)(L)	363,072
317,759	Brambles Ltd.	1,460,407
5,900	Copart, Inc.(a)	211,279
121,600	Discover Financial Services	1,699,968
139,476	Experian PLC	1,221,170
40,300	FTI Consulting, Inc.(a)	1,756,677
7,700	Global Payments, Inc.	281,358
3,500	IHS, Inc.(a)	204,470
8,180	Mastercard, Inc.	1,632,155
6,500	priceline.com, Inc.(a)	1,147,510
44,158	Ritchie Bros. Auctioneers, Inc.	803,891
63,800	RR Donnelley & Sons Co.	1,044,406
2,600	Stericycle, Inc.(a)	170,508
121,253	The Capita Group PLC	1,342,425
15,600	Towers Watson & Co.	606,060
45,800	Visa Inc., Class A	3,240,350
225,100	Western Union Co.	3,356,241

		20,541,947

	Computer Services & Software (8.1%)
139,525	Activision Blizzard, Inc.	1,463,617
1,900	Adobe Systems, Inc.(a)	50,217
21,400	Amdocs Ltd.(a)	574,590
33,900	Apple, Inc.(a)	8,526,867
35,700	BMC Software, Inc.(a)	1,236,291
170,600	Cisco Systems, Inc.(a)	3,635,486
147,400	Dell, Inc.(a)	1,777,644
103,500	EMC Corp.(a)	1,894,050
63,200	Hewlett Packard Co.	2,735,296
58,500	International Business Machinces Corp.	7,223,580
86,700	Intuit, Inc.(a)	3,014,559
30,900	Lexmark International, Inc.(a)	1,020,627
403,200	Microsoft Corp.	9,277,632
58,100	NetApp, Inc.(a)	2,167,711
182,900	Oracle Corp.	3,925,034
43,700	Red Hat, Inc.(a)	1,264,678
3,200	Teradata Corp.(a)	97,536
280,775	The Sage Group PLC	971,575

		50,856,990

	Construction & Building Materials (0.8%)
32,072	CRH PLC	672,219
30,600	EMCOR Group, Inc.(a)	709,002
34,000	Jacobs Engineering Group, Inc.(a)	1,238,960
162,373	James Hardie Industries SE(a)	856,969
8,100	Pool Corp.	177,552
7,300	URS Corp(a)	287,255
49,432	Wolseley PLC(a)	988,935

		4,930,892

	Consumer Products (2.1%)
28,500	Herbalife Ltd.	1,312,425
48,600	Kimberly-Clark Corp.	2,946,618
14,800	NIKE, Inc., Class B	999,740
2,500	Nintendo Co. Ltd.	745,066
78,700	Nu Skin Enterprises, Inc., Class A	1,961,991
87,922	Procter & Gamble Co.	5,273,562

		13,239,402

	Diversified Operations (1.4%)
32,900	3M Co.	2,598,771
34,300	Cooper Industries PLC	1,509,200
271,300	General Electric Co.	3,912,146
75,700	Mitsui & Co., Ltd.	902,424

		8,922,541

	Electronics (3.0%)
37,300	AMETEK, Inc.	1,497,595
100	Avnet, Inc.(a)	2,411
3,500	Dolby Laboratories, Inc.(a)	219,415
39,000	Emerson Electric Co.	1,703,910
387,000	Flextronics International Ltd.(a)	2,167,200
37,000	FLIR Systems, Inc.(a)	1,076,330
172,513	Hon Hai Precision Industry Co., Ltd.	1,224,118
4,700	Lam Research Corp.(a)	178,882
3,248	Samsung Electronics Co., Ltd.	2,057,303
72,200	Seagate Technology	941,488
227,580	Taiwan Semiconductor - ADR	2,221,181
230,400	Texas Instruments, Inc.	5,363,712

		18,653,545

	Energy (3.5%)
320,800	AES Corp.(a)	2,964,192
6,700	Cameron International Corp.(a)	217,884
352,000	China Shenhua Energy Co., Ltd.	1,288,317
217,200	El Paso Corp.	2,413,092
25,300	Entergy Corp.	1,811,986
79,700	Exelon Corp.	3,026,209
35	FirstEnergy Corp.	1,233
51,100	National-Oilwell Varco, Inc.	1,689,877
49,100	NextEra Energy, Inc.	2,394,116
67,000	PG&E Corp.	2,753,700
30,500	Pinnacle West Capital Corp.	1,108,980
90,200	Xcel Energy, Inc.	1,859,022

		21,528,608

	Financial Services (5.5%)
54,500	Ameriprise Financial, Inc.	1,969,085
241,460	BM&F Bovespa SA	1,565,142
690,300	Citigroup, Inc.(a)	2,595,528
6,400	CME Group, Inc.	1,801,920
66,500	Credit Suisse Group - ADR	2,489,095
16,490	Deutsche Boerse AG	1,009,855
37,260	Goldman Sachs Group, Inc.	4,891,120
14,176	Groupe Bruxelles Lambert SA	990,531
145,000	Hong Kong Exchanges & Clearing Ltd.	2,282,937
8,700	IntercontinentalExchange, Inc.(a)	983,361
225,100	Invesco Ltd.	3,788,433
98,100	Morgan Stanley	2,276,901
14,100	SEI Investments Co.	287,076
110,700	SLM Corp.(a)	1,150,173
14,100	TD Ameritrade Holding Corp.(a)	215,730
159,200	The Charles Schwab Corp.	2,257,456

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2010

Shares		Value

COMMON STOCKS (cont.)
	Financial Services (cont.)
116,600	U.S. Bancorp	$2,606,010
79,200	UDR, Inc.	1,515,096

		34,675,449

	Food & Beverages (5.2%)
83,400	Archer Daniels Midland Co.	2,153,388
35,102	BIM Birlesik Magazalar A/S	975,456
23,400	Bunge Ltd.	1,151,046
86,100	Coca-Cola Co.	4,315,332
53,000	Dr Pepper Snapple Group, Inc.	1,981,670
63,200	General Mills, Inc.	2,244,864
30,000	Hansen Natural Corp.(a)	1,173,300
64,900	Hormel Foods Corp.	2,627,152
79,383	Nestle SA	3,844,498
105,600	PepsiCo, Inc.	6,436,320
90,500	Smithfield Foods, Inc.(a)	1,348,450
64,800	Sysco Corp.	1,851,336
48,701	Woolworths Ltd.	1,107,661
47,176	X5 Retail Group N.V.(a)	1,599,266

		32,809,739

	Forest Products & Paper (0.1%)
38,300	International Paper Co.	866,729

	Health Care Services (2.9%)
45,300	Aetna, Inc.	1,195,014
33,793	Celesio AG	741,970
25,301	Cie Generale d’Optique Essilor International SA	1,515,412
15,600	DaVita, Inc.(a)	974,064
53,100	Express Scripts, Inc., Class A(a)	2,496,762
3,700	Laboratory Corp. of America Holdings(a)	278,795
8,050	Lincare Holdings, Inc.	261,705
35,700	McKesson Corp.	2,397,612
29,800	Quest Diagnostics, Inc.	1,483,146
18,800	Stryker Corp.	941,128
92,220	UnitedHealth Group, Inc.	2,619,048
33,800	Varian Medical Systems, Inc.(a)	1,767,064
32,700	WellPoint, Inc.(a)	1,600,011

		18,271,731

	Household Durables (0.3%)
73,300	Newell Rubbermaid, Inc.	1,073,112
9,000	Whirlpool Corp.	790,380

		1,863,492

	Insurance (3.6%)
8,100	AFLAC, Inc.	345,627
40,500	Allied World Assurance Co. Holdings Ltd.	1,837,890
284,507	Amlin PLC	1,648,466
4,100	AON Corp.	152,192
3,200	Arch Capital Group Ltd.(a)	238,400
13,100	Assured Guaranty Ltd.	173,837
5,087	Fairfax Financial Holdings Ltd.	1,863,059
138,200	Genworth Financial, Inc.(a)	1,806,274
83,200	Hartford Financial Services Group, Inc.	1,841,216
549,083	Legal & General Group PLC	645,232
87,800	Marsh & McLennan Cos., Inc.	1,979,890
37,800	MS&AD Insurance Group Holdings, Inc.	820,428
40,200	Prudential Financial, Inc.	2,157,132
9,800	RenaissanceRe Holdings Ltd	551,446
39,784	Sampo OYJ	845,050
35,500	The Allstate Corp.	1,019,915
50,239	The Travelers Cos., Inc.	2,474,271
5,200	Torchmark Corp.	257,452
91,500	Unum Group	1,985,550

		22,643,327

	Internet (3.1%)
58,100	Akamai Technologies, Inc.(a)	2,357,117
26,880	Baidu, Inc.(a)	1,829,990
204,500	eBay, Inc.(a)	4,010,245
11,640	Google, Inc., Class A(a)	5,179,218
8,400	Netflix, Inc.(a)	912,660
2,046	Rakuten, Inc.	1,483,330
185,900	Symantec Corp.(a)	2,580,292
42,500	VeriSign, Inc.(a)	1,128,375

		19,481,227

	Leisure Equipment & Products (0.4%)
7,000	Hasbro, Inc.	287,700
111,000	Mattel, Inc.	2,348,760

		2,636,460

	Machinery & Equipment (1.0%)
41,000	Caterpillar, Inc.	2,462,870
17,200	Joy Global, Inc.	861,548
42,603	Kone OYJ	1,706,704
9,100	SMC Corp.	1,231,997

		6,263,119

	Manufacturing (2.9%)
8,700	Altera Corp.	215,847
12,600	Analog Devices, Inc.	351,036
43,200	Bemis Co., Inc.	1,166,400
3,600	Church & Dwight Co., Inc.	225,756
38,600	Danaher Corp.	1,432,832
42,400	Donaldson Co., Inc	1,808,360
72,700	Dover Corp.	3,038,133
36,000	GrafTech International Ltd.(a)	526,320
45,300	Illinois Tool Works, Inc.	1,869,984
32,700	ITT Industries, Inc.	1,468,884
11,900	Masco Corp.	128,044
60,800	Owens-Illinois, Inc.(a)	1,608,160
39,250	Parker Hannifin Corp.	2,176,805
11,500	Precision Castparts Corp.	1,183,580
3,900	SPX Corp.	205,959
16,200	Waters Corp.(a)	1,048,140

		18,454,240

	Media (2.3%)
122,800	CBS Corp.	1,587,804
306,900	Comcast Corp., Class A	5,330,853
16,100	Discovery Communications, Inc., Class C(a)	497,973
64,000	Gannett Co., Inc.	861,440
36,979	Naspers Ltd.	1,252,227
9,800	National CineMedia, Inc.	163,268
17,800	Time Warner Cable, Inc.	927,024
57,166	Time Warner, Inc.	1,652,669
32,800	Virgin Media, Inc.	547,432
3,926	Washington Post Co., Class B	1,611,545

		14,432,235

	Medical (4.2%)
33,600	Allergan, Inc.	1,957,536
55,600	Amgen, Inc.(a)	2,924,560
65,500	Baxter Inernational, Inc.	2,661,920
24,500	Becton Dickinson & Co.	1,656,690
22,400	C.R. Bard, Inc.	1,736,672
16,127	Cochlear Ltd	1,008,888
67,000	Johnson & Johnson, Inc.	3,957,020
79,300	Medtronic, Inc.	2,876,211
14,025	Novozymes A/S	1,504,599
44,500	Olympus Corp.	1,067,013
4,600	ResMed, Inc.(a)	279,726
98,108	Smith & Nephew PLC	931,535
53,400	St. Jude Medical, Inc.(a)	1,927,206
31,400	Thermo Fisher Scientific, Inc.(a)	1,540,170

		26,029,746

	Metals & Mining (2.2%)
87,793	Antofagasta PLC	1,031,663
121,821	BHP Billiton PLC	3,193,410
93,204	Eldorado Gold Corp.	1,670,501
33,700	Freeport-McMoRan Copper & Gold, Inc., Class B	1,992,681

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2010

Shares		Value

COMMON STOCKS (cont.)
	Metals & Mining (cont.)
50,100	Newmont Mining Corp.	$3,093,174
46,800	Peabody Energy Corp.	1,831,284
20,600	Walter Energy, Inc.	1,253,510

		14,066,223

	Oil & Gas (10.4%)
99,900	Baker Hughes, Inc.	4,152,843
77,025	BG Group PLC	1,157,734
33,600	Cabot Oil & Gas Corp.	1,052,352
25,495	Cenovus Energy, Inc.	656,205
62,592	Chevron Texaco Corp.	4,247,493
123,938	ConocoPhillips	6,084,117
17,800	Denbury Resources, Inc.(a)	260,592
47,600	Devon Energy Corp.	2,899,792
35,400	Dresser-Rand Group, Inc.(a)	1,116,870
26,416	EnCana Corp.	800,011
19,200	EOG Resources, Inc.	1,888,704
61,400	EQT Corp.	2,218,996
138,403	Exxon Mobil Corp.	7,898,634
36,100	Galp Energia, SGPS, SA	542,983
65,100	Hess Corp.	3,277,134
203	Inpex Corp.	1,141,108
183,700	Marathon Oil Corp.	5,711,233
57,000	Occidental Petroleum Corp.	4,397,550
169,355	OGX Petroleo e Gas Particpacoes SA(a)	1,573,454
56,510	Petroleo Brasileiro SA	1,939,423
5,300	Range Resources Corp.	212,795
83,800	Sunoco, Inc.	2,913,726
56,300	The Williams Cos., Inc.	1,029,164
59,661	Tullow Oil PLC	894,068
61,200	UGI Corp.	1,556,928
35,500	Ultra Petroleum Corp.(a)	1,570,875
186,800	Valero Energy Corp.	3,358,664
3,000	Whiting Petroleum Corp.(a)	235,260

		64,788,708

	Pharmaceuticals (6.3%)
119,600	Abbott Laboratories	5,594,888
5,000	Cephalon, Inc.(a)	283,750
47,500	Chugai Pharmaceutical Co., Ltd	850,987
88,300	Eli Lilly & Co.	2,958,050
71,300	Forest Laboratories, Inc.(a)	1,955,759
65,600	Genzyme Corp.(a)	3,330,512
100,200	Gilead Sciences, Inc.(a)	3,434,856
130,470	Merck & Co., Inc.	4,562,536
1,300	Mettler-Toledo International, Inc.(a)	145,119
58,900	Novartis AG - ADR	2,846,048
511,006	Pfizer, Inc.	7,286,946
16,995	Sanofi-Aventis SA	1,029,351
5,500	Shire Pharmaceuticals PLC - ADR	337,590
57,160	Teva Pharmaceutical Industries Ltd. - ADR	2,971,748
36,300	Watson Pharmaceuticals, Inc.(a)	1,472,691

		39,060,831

	Real Estate (0.6%)
127,100	Annaly Mortgage Management, Inc.	2,179,765
116,000	Cheung Kong Holdings Ltd.	1,346,672

		3,526,437

	Restaurant (0.3%)
24,300	McDonald’s Corp.	1,600,641

	Retail (5.2%)
32,300	Big Lots, Inc.(a)	1,036,507
33,144	CFAO SA	898,555
73,600	CVS Caremark Corp.	2,157,952
117,900	Gap, Inc.	2,294,334
44,100	Kohl’s Corp.(a)	2,094,750
47,600	Lowe’s Cos., Inc.	971,992
97,078	Massmart Holdings Ltd.	1,492,534
32,800	Nordstrom, Inc.	1,055,832
217,600	Office Depot, Inc.(a)	879,104
35,235	Ross Stores, Inc.	1,877,673
2,245	Shinsegae Co., Ltd.	975,556
52,000	Target Corp.	2,556,840
49,300	Tempur-Pedic International, Inc.(a)	1,515,975
293,306	Tesco PLC	1,665,486
17,700	The Sherwin-Williams Co.	1,224,663
4,900	Tiffany & Co.	185,759
58,300	TJX Cos., Inc.	2,445,685
48,300	Urban Outfitters, Inc.(a)	1,661,037
116,500	Wal Mart Stores, Inc.	5,600,155
2,700	Whole Foods Market, Inc.(a)	97,254

		32,687,643

	Schools (0.5%)
56,100	Apollo Group, Inc., Class A(a)	2,382,567
8,000	ITT Educational Services, Inc.(a)	664,160
1,200	Strayer Education, Inc.(L)	249,468

		3,296,195

	Semiconductor Equipment (0.9%)
191,200	Applied Materials, Inc.	2,298,224
20,802	ASML Holding N.V.	581,635
10,700	ASML Holding N.V. - ADR	293,929
5,000	KLA-Tencor Corp.	139,400
8,200	Linear Technology Corp.	228,042
78,400	Xilinx, Inc.	1,980,384

		5,521,614

	Technology (2.9%)
71,400	Accenture PLC	2,759,610
45,800	Amphenol Corp., Class A	1,799,024
41,800	Canon, Inc.	1,574,326
58,700	Ingram Micro, Inc.(a)	891,653
186,425	Intel Corp.	3,625,966
8,400	Juniper Networks, Inc.(a)	191,688
99,500	Maxim Integrated Products, Inc.	1,664,635
83,500	United Technologies Corp.	5,419,985

		17,926,887

	Telecommunication (2.4%)
10,000	American Tower Corp. Class A(a)	445,000
249,947	AT&T, Inc.	6,046,218
10,000	Broadcom Corp.	329,700
57,330	Mobile TeleSystems	1,098,443
48,100	NeuStar, Inc., Class A(a)	991,822
139,800	Qualcomm, Inc.	4,591,032
14,500	SBA Communications Corp., Class A(a)	493,145
30,200	Verizon Communications, Inc.	846,204

		14,841,564

	Transportation (2.9%)
151	A.P. Moller-Maersk A/S, Class B	1,201,248
125,445	All America Latina Logistica SA	980,625
5,800	C.H. Robinson Worldwide, Inc.	322,828
134,500	Delta Air Lines, Inc.(a)	1,580,375
63,174	DSV A/S	916,257
49,000	Expeditors International of Washington, Inc.	1,690,990
60,600	J.B. Hunt Transport Services, Inc.	1,979,802
5,700	Kansas City Southern(a)	207,195
36,300	Norfolk Southern Corp.	1,925,715
1,029,000	Pacific Basin Shipping Ltd.	646,189
33,450	Ryanair Holdings PLC(a)	906,160
187,700	Southwest Airlines Co.	2,085,347
36,800	United Parcel Service, Inc., Class B	2,093,552
61,690	Werner Enterprises, Inc.	1,350,394

		17,886,677

	Waste Management (0.3%)
70,400	Waste Management, Inc.	2,202,816

	Total Common Stocks (Cost $584,271,648)	605,939,290

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2010

Shares or
Principal Amount		Value

PREFERRED STOCKS (0.6%)
	Commercial Banks (0.2%)
64,560	Itau Unibanco Holding SA	$1,162,725

	Metals & Mining (0.4%)
112,200	Vale SA	2,358,444

	Total Preferred Stocks (Cost $3,772,588)	3,521,169

SHORT TERM INVESTMENTS (2.1%)
$13,096,331	JP Morgan Cash Trade Execution	13,096,332

	Total Short Term Investments (Cost $13,096,332)	13,096,332

INVESTMENTS OF COLLATERAL HELD FOR LOANED SECURITIES (0.1%)
501,525	JP Morgan Prime Money Market	501,525

	Total Investments Held As Collateral For Loaned Securities (Cost $501,225)	501,525

TOTAL INVESTMENTS — (99.7%)
(Cost $601,641,793)		$623,058,316
Other Assets in Excess of Liabilities — 0.3%		1,864,488

NET ASSETS — 100.0%		$624,922,804

Percentages are stated as a percent of net assets.
Footnotes:

(a)	Non-income producing security.
(L)	A portion or all of the security is on loan.

COUNTRY DIVERSIFICATION June 30, 2010
(Shown as a percentage of investments)

United States	80.7%
United Kingdom	2.5%
Japan	1.6%
Brazil	1.5%
Switzerland	1.5%
Other	12.2%

Total	100.0%

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2010

Principal Amount		Value

ASSET BACKED SECURITIES (5.1%)
$1,350,000	AEP Texas Central Transition Funding LLC 2006-2 5.170%, 01/01/2020	$1,532,574
1,394,000	American Express Credit 2006-1A 0.380%, 12/15/2013	1,392,457
300,000	American Express Credit 2007-8B 1.050%, 05/15/2015	299,469
750,000	Atlantic City Electric 2002-1 A3 4.910%, 07/20/2017	822,923
837,082	CarMax Auto Owner Trust 2007-1 5.240%, 06/15/2012	853,674
764,000	CenterPoint Energy Transition Bond Co. 2005-A3 5.090%, 08/01/2015	850,901
934,184	Centex Home Equity Trust 2005-C 5.048%, 06/25/2035	922,235
2,200,000	Chase Issuance Trust 2006-4A 0.370%, 10/15/2013	2,195,079
790,000	Chase Issuance Trust 2007-15A 4.960%, 09/17/2012	797,134
3,000,000	Chase Issuance Trust 2009-7 0.800%, 09/17/2012	3,002,099
3,500,000	Citibank Credit Card Issuance Trust 2006-A4 5.450%, 05/10/2013	3,636,945
669,319	Countrywide Asset-Backed Certificates 2005-1 5.030%, 07/25/2035	647,864
1,000,000	Honda Auto Receivables Owner Trust 2009-2 4.430%, 07/15/2015	1,058,300
550,000	Nissan Auto Receivables Owner Trust 2008-A 4.280%, 06/16/2014	569,664
1,025,000	Nissan Auto Lease Trust A3 2.070%, 01/15/2015	1,036,369
170,584	USAA Auto Owner Trust 2006-3 5.360%, 06/15/2012	170,924
600,000	USAA Auto Owner Trust 2009-1 4.770%, 09/15/2014	642,390

	Total Asset Backed Securities (Cost $20,045,003)	20,431,001

CORPORATE BONDS (22.7%)
692,000	Aegon NV 4.750%, 06/01/2013	726,486
600,000	Aflac, Inc. 8.500%, 05/15/2019	723,073
	Allied Waste North America, Inc.
1,000,000	5.750%, 02/15/2011	1,024,288
675,000	6.875%, 06/01/2017	736,768
600,000	America Movil SAB De CV 5.500%, 03/01/2014	655,284
850,000	American Express Co. 8.125%, 05/20/2019	1,057,101
1,150,000	American Water Capital Corp. 6.085%, 10/15/2017	1,269,956
700,000	Arcelormittal Sa Luxembourg 9.850%, 06/01/2019	876,118
1,000,000	Arden Realty LP 5.250%, 03/01/2015	1,062,052
1,000,000	AT&T Wireless Services, Inc. 8.125%, 05/01/2012	1,119,476
	AT&T, Inc.
1,000,000	4.850%, 02/15/2014	1,096,157
144,000	5.800%, 02/15/2019	162,400
1,000,000	Bank of America Commercial Mortgage 5.300%, 03/15/2017	1,008,307
550,000	Bank of America Funding Corp. 7.625%, 06/01/2019	631,072
600,000	BB&T Corp. 6.850%, 04/30/2019	704,423
1,000,000	Bear Stearns Cos., Inc. 7.250%, 02/01/2018	1,169,441
	BlackRock, Inc.
375,000	2.250%, 12/10/2012	383,033
1,000,000	5.000%, 12/10/2019	1,064,876
500,000	British Telecommunications PLC 9.375%, 12/15/2010	517,169
1,250,400	Canal Barge Co., Inc. 4.500%, 11/12/2034	1,296,857
2,800,000	Carolina Power & Light Co. 6.500%, 07/15/2012	3,057,824
800,000	CBS Corp. 8.875%, 05/15/2019	1,008,121
	Citigroup, Inc.
1,000,000	6.125%, 11/21/2017	1,045,857
850,000	8.500%, 05/22/2019	1,014,944
750,000	Comcast Corp. 5.300%, 01/15/2014	823,890
250,000	Commonwealth Edison Co. 5.400%, 12/15/2011	264,605
1,424,396	Continental Airlines 1999-1 6.545%, 02/02/2019	1,431,518
949,919	Cal Dive International, Inc. 4.930%, 02/01/2027	1,019,758
	COX Communications, Inc.
605,000	7.750%, 11/01/2010	617,339
250,000	6.750%, 03/15/2011	258,392
	Credit Suisse/New York NY
560,000	5.500%, 05/01/2014	612,802
1,000,000	5.400%, 01/14/2020	996,096
360,000	Dartmouth College 4.750%, 06/01/2019	392,295
	DIRECTV Holdings LLC
1,045,000	3.550%, 03/15/2015	1,053,063
700,000	7.625%, 05/15/2016	761,277
400,000	Dow Chemical Co. 8.550%, 05/15/2019	490,440
900,000	Duke Energy Field Services, LLC 7.875%, 08/16/2010	906,623
500,000	Entergy Mississippi, Inc. 4.650%, 05/01/2011	508,151
750,000	Enterprise Products Operating LLC 7.625%, 02/15/2012	812,913
500,000	Falconbridge Ltd. Canada Corp. 7.350%, 06/05/2012	542,130
1,583,398	FedEx Corp. 6.720%, 01/15/2023	1,752,617
2,700,000	Fifth Third Bancorp 6.250%, 05/01/2013	2,939,431
430,000	Fiserv, Inc. 6.125%, 11/20/2012	471,769
1,500,000	General Electric Capital Corp. 6.000%, 08/07/2019	1,626,723
	Goldman Sachs Group, Inc.
1,000,000	5.950%, 01/18/2018	1,040,285
1,000,000	7.500%, 02/15/2019	1,119,580
320,000	Grupo Televisa SA 6.000%, 05/15/2018	345,322
1,000,000	Home Depot, Inc. 5.400%, 03/01/2016	1,114,381
750,000	HSBC Finance Corp. 6.750%, 05/15/2011	780,908
800,000	International Paper Co. 9.375%, 05/15/2019	1,034,927
	JP Morgan Chase & Co.
1,200,000	2.125%, 06/22/2012	1,231,605
1,100,000	5.750%, 01/02/2013	1,183,767
600,000	Koninklijke KPN NV 8.000%, 10/01/2010	609,596
650,000	Kookmin Bank 7.250%, 05/14/2014 (Acquired 08/24/2009, Cost $693,904)(a)	731,044
215,000	Korea Electric Power Corp. 7.750%, 04/01/2013	241,493
200,000	Kraft Foods, Inc. 4.125%, 02/09/2016	211,359
1,000,000	Marsh & McLennan Cos., Inc. 6.250%, 03/15/2012	1,057,359
	Merrill Lynch & Co.
1,000,000	6.050%, 08/15/2012	1,063,774
590,000	6.875%, 04/25/2018	630,354
1,000,000	MetLife, Inc. 5.000%, 06/15/2015	1,070,045
500,000	Metropolitan Life Global Funding 5.125%, 04/10/2013 (Acquired 06/26/2009 Cost $505,857)(a)	541,136
915,000	Morgan Stanley Capital 1 4.989%, 08/13/2042	951,847
	Morgan Stanley
1,000,000	5.625%, 01/09/2012	1,040,926
1,100,000	1.950%, 06/20/2012	1,124,977
760,000	6.000%, 05/13/2014	805,977
535,000	National Australia Bank Ltd. 3.750%, 03/02/2015 (Acquired 02/23/2010 Cost $534,904)(a)	548,316

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2010

Principal Amount		Value

CORPORATE BONDS (cont.)
	National Rural Utility Corp.
$1,325,000	5.450%, 02/01/2018	$1,472,393
650,000	10.375%, 11/01/2018	902,701
800,000	Nationwide Life Global Funding I 0.936%, 08/27/2010 (Acquired 12/16/2009 Cost $799,578)(a)	799,939
400,000	Nationsbank Corp. 10.200%, 07/15/2015	480,197
600,000	Pemex Finance Ltd. 10.610%, 08/15/2017	731,580
875,036	Petrodrill Five Ltd. 4.390%, 04/15/2016	915,008
1,250,051	Petrodrill Four Ltd. 4.240%, 01/15/2016	1,310,877
440,000	Plains All American Pipeline LP 8.750%, 05/01/2019	526,044
500,000	Plum Creek Timberlands LP 5.875%, 11/15/2015	548,746
	PNC Funding Corp.
725,000	5.500%, 09/28/2012	780,911
510,000	5.125%, 02/08/2020	531,310
1,350,000	Pooled Funding Trust I 2.740%, 02/15/2012 (Acquired 12/08/2009 Cost $1,379,377)(a)	1,389,981
600,000	Principal Life Global Funding I 6.250%, 02/15/2012 (Acquired 08/25/2009 Cost $622,941)(a)	639,865
500,000	Prudential Financial Inc. 5.100%, 09/20/2014	532,246
750,000	Prudential Holdings LLC 8.695%, 12/18/2023 (Acquired 11/09/2009 Cost $825,006)(a)	897,657
1,000,000	Rio Tinto Ltd. 5.875%, 07/15/2013	1,096,416
160,000	Simon Property Group LP 10.350%, 04/01/2019	213,299
750,000	Stanford University 4.250%, 05/01/2016	816,224
1,200,000	SunTrust Banks, Inc. 3.000%, 11/16/2011	1,238,299
816,000	TCI Communications, Inc. 8.750%, 08/01/2015	1,005,291
1,375,000	Texas Eastern Transmission Corp. 7.300%, 12/01/2010	1,407,780
750,000	Time Warner Cable, Inc. 5.000%, 02/01/2020	768,433
	Time Warner, Inc.
1,175,000	6.875%, 05/01/2012	1,280,650
915,000	5.875%, 11/15/2016	1,032,869
775,000	UFJ Finance Aruba AEC 6.750%, 07/15/2013	868,576
1,500,000	USB Capital IX 6.189%, 10/29/2049	1,096,950
	Verizon Communications, Inc.
1,032,000	5.875%, 01/17/2012	1,094,457
800,000	6.350%, 04/01/2019	927,297
1,125,000	Vessel Management Services, Inc. 5.125%, 04/16/2035	1,212,925
1,000,000	Vodafone Group PLC 5.625%, 02/27/2017	1,098,308
1,500,000	Volkswagen Auto Lease Trust 3.410%, 04/16/2012	1,531,059
550,000	Wells Fargo & Co. 5.625%, 12/11/2017	602,176
650,000	Westpac Banking Corp. 4.200%, 02/27/2015	677,239
700,000	Xerox Corp. 6.350%, 05/15/2018	782,027

	Total Corporate Bonds (Cost $86,848,801)	91,381,623

NON-AGENCY MORTGAGE BACKED SECURITIES (11.6%)
994,620	American Home Mortgage Investment Trust 2005-1 7A1 2.749%, 06/25/2045	903,838
1,310,000	Banc of America Commercial Mortgage 2004-3 A5 5.595%, 06/10/2039	1,390,245
350,000	Banc of America Commercial Mortgage 2004-4 A6 4.877%, 07/10/2042	366,928
4,215,000	Banc of America Commercial Mortgage 2006-3 6.006%, 07/10/2044	3,622,366
5,235,000	Banc of America Commercial Mortgage 2006-4 5.675%, 07/10/2046	4,526,174
403,000	Banc of America Commercial Mortgage 2007-1 A3 5.449%, 01/15/2049	414,910
700,000	Banc of America Commercial Mortgage 2007-1 5.451%, 01/15/2049	710,104
1,000,000	Bear Stearns Commercial Mortgage Securites 2005-PWR8 A4 4.674%, 06/11/2041	1,036,550
1,470,000	Bear Stearns Commercial Mortgage Securites 2007-PWR18 6.411%, 06/11/2050	929,159
1,375,000	BMW Vehicle Lease Trust 2009-1 A3 2.910%, 03/15/2012	1,392,619
1,596,000	Citigroup Commercial Mortgage Trust 2008-C7 6.297%, 12/10/2049	997,469
1,550,000	Citigroup/Deutsche Bank Commercial Mortgage Trust A4 5.397%, 07/15/2044	1,662,615
1,163,648	Countrywide Alternative Loan Trust 2003-20CB 5.500%, 10/25/2033	1,198,513
1,205,000	Credit Suisse Mortgage Capital Certificate 2006-C1 AM 5.729%, 02/15/2039	1,094,204
895,458	Credit Suisse of First Boston Mortgage Securities Corp. 2005-C1 4.813%, 02/15/2038	915,395
2,903,768	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust 005-3 5A5 5.250%, 06/25/2035	2,617,598
1,370,000	GE Capital Commercial Mortgage Corp. 2004-C1 4.596%, 11/10/2038	1,411,899
1,230,000	GMAC Commercial Mortgage Securities, Inc. 2004-C2 A4 5.301%, 08/10/2038	1,270,547
1,235,000	Goldman Sachs Mortgage Securities Corp. 2007-GG10 A4 5.999%, 08/10/2045(L)	1,217,023
307,157	Residential Asset Securitization Trust 2004-IP2 5.123%, 12/25/2034	303,126
480,000	JP Morgan Chase Commerical Mortgage Securities Corp. 2005-CIBC11 A4 5.335%, 08/12/2037	515,208
550,000	JP Morgan Chase Commerical Mortgage Securities Corp. 2006-CIBC15 A4 5.814%, 06/12/2043	571,713
4,165,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4 5.882%, 02/15/2051	4,186,086
1,565,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LDP11 A4 5.983%, 06/15/2049	1,534,724
3,770,000	LB-UBS Commercial Morgage Trust 2006-C6 AM 5.413%, 09/15/2039	3,460,988
543,834	MASTR Alernative Loans Trust 2004-2 4A1 5.000%, 02/25/2019	542,239
1,197,959	MASTR Reperforming Loan Trust 2006-2 1A1 5.688%, 05/25/2036 (Acquired 03/14/2007 Cost $1,203,762)(a)	1,116,954
565,000	Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3 5.172%, 12/12/2049	558,946
732,721	Morgan Stanley Dean Witter Capital 1 2001-TOP1 A4 6.660%, 02/15/2033	743,107
693,213	Residential Accredit Loans, Inc. 2004-QS5 A1 4.600%, 04/25/2034	677,229
915,339	Structured Adjustable Rate Mortgage Loan Trust 2004-3AC A2 2.399%, 03/25/2034	896,535
2,334,311	TBW Morgage Backed Pass-Through Certificates 2006-2 7A1 7.000%, 07/25/2036	609,031
1,385,000	Wachovia Bank Commercial Mortgage Trust 2004-C12 A4 5.484%, 07/15/2041	1,470,723
1,500,000	Wachovia Bank Commercial Mortgage Trust 2005-C22 5.445%, 12/15/2044	1,602,565

	Total Non-Agency Mortgage Backed Securities (Cost $49,694,746)	46,467,330

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2010

Principal Amount		Value

U.S. GOVERNMENT AGENCIES (47.0%)
	Fannie Mae
$711,936	6.941%, 12/01/2010	$705,413
4,828,687	6.200%, 01/01/2011	4,824,547
1,515,630	6.480%, 01/01/2011	1,513,513
4,375,764	6.100%, 04/01/2011	4,449,981
1,373,549	6.090%, 05/01/2011	1,415,674
1,229,366	6.305%, 05/01/2011	1,249,116
2,745,000	6.280%, 08/01/2011	2,824,408
2,549,939	6.130%, 10/01/2011	2,664,922
1,379,264	5.937%, 11/01/2011	1,418,733
4,148,034	6.113%, 02/01/2012	4,403,588
1,470,002	5.780%, 07/01/2012	1,573,457
940,568	5.500%, 05/25/2014	966,023
480,000	2.500%, 01/28/2015	480,711
519,192	6.500%, 08/01/2017	566,690
320,000	2.500%, 01/21/2020	323,906
1,799,933	5.000%, 01/01/2021	1,936,193
1,427,829	4.500%, 03/25/2024	1,516,582
1,128,410	4.500%, 09/25/2024	1,187,850
855,000	5.000%, 03/25/2032	924,461
613,045	4.500%, 07/25/2033	638,602
4,935,000	5.000%, 04/25/2034	5,393,018
4,595,205	5.500%, 09/01/2034	4,949,466
2,734,693	5.500%, 12/25/2034	3,004,864
2,785,934	5.500%, 02/01/2035	3,000,712
7,564,442	5.000%, 07/01/2035	8,039,899
1,178,834	5.000%, 08/25/2035	1,270,738
2,687,155	5.000%, 11/01/2035	2,852,695
474,501	5.509%, 01/01/2036	506,950
6,365,148	5.000%, 02/01/2036	6,757,268
4,044,164	5.000%, 03/01/2036	4,293,302
404,703	5.509%, 03/01/2036	431,950
3,729,831	5.500%, 04/01/2036	4,013,881
1,305,738	6.000%, 07/01/2037	1,418,847
1,589,480	6.000%, 09/01/2037	1,727,169
1,675,137	5.000%, 03/01/2038	1,775,359
1,438,826	5.500%, 05/01/2038	1,546,747
2,970,174	5.500%, 06/01/2038	3,192,955
1,353,556	5.500%, 08/01/2038	1,455,082
1,275,485	6.000%, 11/01/2038	1,385,177
2,000,000	5.000%, 06/01/2040	2,119,458
2,000,000	5.000%, 06/01/2040	2,119,458
3,500,000	5.000%, 06/01/2040	3,709,052
210,000	5.000%, 06/01/2040	222,543
2,500,000	5.500%, 06/01/2040	2,683,203
2,421,040	5.900%, 07/25/2042	2,665,041

		106,119,204

	Freddie Mac
2,000,000	0.254%, 05/04/2011	2,001,992
852,193	4.500%, 07/15/2016	874,613
2,333,259	6.000%, 01/15/2017	2,462,401
3,792,130	5.000%, 02/15/2020	3,927,008
1,994,742	5.000%, 12/01/2020	2,140,763
778,249	6.000%, 12/15/2021	805,940
1,076,288	5.000%, 04/01/2024	1,149,129
1,290,223	5.000%, 05/01/2022	1,377,817
1,230,000	5.000%, 03/15/2032	1,329,598
3,395,000	5.000%, 03/15/2034	3,670,319
1,763,303	5.500%, 12/01/2036	1,896,212
359,017	5.000%, 08/01/2038	380,384
1,345,399	5.500%, 08/01/2038	1,445,682
1,999,999	5.500%, 08/01/2038	2,149,075
1,533,998	5.500%, 11/01/2038	1,648,338
1,201,357	5.000%, 03/01/2039	1,272,858
2,264,170	5.000%, 02/01/2040	2,398,700
2,500,000	6.000%, 06/15/2040(b)	2,714,295

		33,645,124

	Ginnie Mae
1,802,728	4.500%, 04/20/2036	1,903,484
546,072	5.500%, 02/20/2037	590,719
1,753,639	4.500%, 07/20/2038	1,821,832
653,241	5.500%, 07/20/2038	706,006
762,861	5.000%, 12/20/2038	809,253
2,008,357	5.500%, 01/15/2039	2,173,920
1,853,910	5.000%, 03/15/2039	1,980,265
922,088	5.000%, 03/20/2039	978,162

		10,963,641

	Small Business Administration
1,038,189	5.250%, 09/01/2017	1,115,052
984,215	4.727%, 02/10/2019	1,027,716
1,338,700	3.880%, 03/01/2019	1,411,474
1,238,055	4.620%, 03/01/2019	1,281,465
966,654	7.300%, 08/01/2019	1,062,721
964,267	7.300%, 09/01/2019	1,060,968
834,564	7.060%, 11/01/2019	916,494
1,130,254	5.310%, 08/01/2022	1,212,218
1,302,952	5.240%, 08/01/2023	1,384,730
1,057,453	4.890%, 12/01/2023	1,138,254
908,674	4.720%, 02/01/2024	965,790
1,095,617	4.770%, 04/01/2024	1,166,143
1,093,409	5.180%, 05/01/2024	1,171,721
1,151,001	4.880%, 11/01/2024	1,230,522
1,921,732	4.625%, 02/01/2025	2,041,910
1,245,266	5.090%, 10/01/2025	1,343,764
718,880	5.350%, 02/01/2026	782,683
1,577,843	5.570%, 03/01/2026	1,736,791
1,134,310	5.870%, 05/01/2026	1,247,039
899,211	5.370%, 10/01/2026	982,664
1,593,799	5.120%, 12/01/2026	1,728,903
1,521,868	5.320%, 01/01/2027	1,662,590
1,165,031	5.230%, 03/01/2027	1,265,789
1,263,291	5.490%, 03/01/2028	1,379,647
2,636,827	5.370%, 04/01/2028	2,881,796
1,059,990	5.600%, 09/01/2028	1,165,411
1,404,285	4.660%, 03/01/2029	1,509,355
1,187,168	4.310%, 04/01/2029	1,255,698
1,119,446	4.950%, 06/01/2029	1,212,636

		38,341,944

	Total U.S. Government Agencies (Cost $182,008,150)	189,069,913

OTHER AGENCY SECURITIES (1.0%)
1,250,000	Federal Farm Credit Bank 3.000%, 09/22/2014	1,313,306
	Private Export Funding Corp.
800,000	4.550%, 05/15/2015	888,131
1,250,000	5.450%, 09/15/2017	1,457,451

	Total Other Agency Securities (Cost $3,492,623)	3,658,888

MUNICIPAL BONDS (1.5%)
1,000,000	County of Bexar TX 6.628%, 06/15/2039	1,049,270
1,000,000	Los Angeles Harbor Department 5.500%, 08/01/2014	1,071,010
1,000,000	Metropolitan Water District of Southern California 6.538%, 07/01/2039	1,053,970
1,250,000	New York State City Transitional Finance Authority 4.466%, 08/01/2018	1,291,550
500,000	New York State Housing Finance Agency 4.911%, 03/15/2019	520,460
180,000	State of California 6.200%, 03/01/2019	187,938
850,000	State of Texas 5.333%, 10/01/2021	916,963

	Total Municipal Bonds (Cost $5,858,469)	6,091,161

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2010

Principal Amount		Value

OTHER SECURITIES (0.6%)
$515,000	Bahrain Government International Bond 5.500%, 03/31/2020 (Acquired 03/24/2010 Cost $509,508)(a)	$519,861
750,000	Brazilian Government International Bond 7.875%, 03/07/2015	892,500
495,000	Qatar Government International Bond 4.000%, 01/20/2015 (Acquired 11/17/2009 Cost $495,737)(a)	511,087
490,000	South Africa Government International Bond 5.500%, 03/09/2020	508,987

	Total Other Securities (Cost $2,368,811)	2,432,435

U.S. TREASURY OBLIGATIONS (7.5%)
13,750,000	U.S. Treasury Bond 6.250%, 08/15/2023	17,825,582
	U.S. Treasury Note
2,850,000	2.250%, 05/31/2014	2,941,066
8,375,000	2.375%, 03/31/2016	8,499,972
469,000	4.250%, 11/15/2017	526,929
501,000	3.375%, 11/15/2019	518,966

	Total U.S. Treasury Obligations (Cost $28,687,682)	30,312,515

SHORT TERM INVESTMENTS (2.9%)
	Cash Equivalent
11,518,711	JP Morgan Cash Trade Execution	11,518,711

	Total Short Term Investments (Cost $11,518,711)	11,518,711

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (0.3%)
1,241,175	JP Morgan Prime Money Market	1,241,175

	Total Investments Held As Collateral For Loan Securities (Cost $1,241,175)	1,241,175

TOTAL INVESTMENTS — (100.2%)
(Cost $391,764,171)		$402,604,752
Liabilities in Excess of Other Assets — (0.2%)		(868,647)

NET ASSETS — 100.0%		$401,736,105

Percentages are stated as a percent of net assets.
Footnotes:

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 or otherwise restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Adviser, using procedures approved by the Board of Trustees, has deemed these securities to be liquid.
(b)	When-issued security.
(L)	A portion or all of the security is on loan.

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2010

Shares		Value

INVESTMENT COMPANIES (98.8%)
5,824,331	New Covenant Growth Fund(a)	$146,248,940
3,918,252	New Covenant Income Fund(a)	88,434,952

	Total Investment Companies (Cost $245,650,911)	234,683,892

CASH EQUIVALENTS (1.3%)
2,984,783	JP Morgan Cash Trade Execution	2,984,782

	Total Cash Equivalents (Cost $2,984,782)	2,984,782

TOTAL INVESTMENTS — (100.1%) (Cost $248,635,693)		$237,668,674
Liabilities in Excess of Other Assets — (0.1)%		(164,550)

NET ASSETS — 100.00%		$237,504,124

(a)	Investment in affiliate.

NEW COVENANT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2010

Shares		Value

INVESTMENT COMPANIES (97.3%)
1,237,882	New Covenant Growth Fund(a)	$31,083,216
2,289,147	New Covenant Income Fund(a)	51,666,055

	Total Investment Companies (Cost $84,278,722)	82,749,271

CASH EQUIVALENTS (2.8%)
2,337,130	JP Morgan Cash Trade Execution	2,337,130

	Total Cash Equivalents (Cost $2,337,130)	2,337,130

TOTAL INVESTMENTS — (100.1%) (Cost $86,615,852)		$85,086,401
Liabilities in Excess of Other Assets — (0.1)%		(49,635)

NET ASSETS — 100.00%		$85,036,766

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

statements of assets and liabilities

NEW COVENANT FUNDS
June 30, 2010

			Balanced	Balanced
	Growth Fund	Income Fund	Growth Fund	Income Fund

Assets:
Investments, at value (Cost $601,641,793, $391,764,171, $2,984,782 and $2,337,130, respectively)(a)	$623,058,316	$402,604,752	$2,984,782	$2,337,130
Investments in affiliates, at value (Cost $0, $0, $245,650,911 and $84,278,722, respectively)	—	—	234,683,892	82,749,271
Cash	2,715,022	—	—	—
Interest and dividends receivable	962,630	3,352,834	—	—
Receivable for capital shares issued	8,224	—	13,457	—
Receivable for investments sold	5,496,034	—	—	—
Prepaid expenses	16,285	15,355	15,217	2,704

Total Assets	632,256,511	405,972,941	237,697,348	85,089,105

Liabilities:
Payable for investments purchased	6,036,902	2,705,417	—	—
Payable for capital shares redeemed	704	7,206	77,975	12,330
Payable for return of collateral received on securities loaned	501,525	1,241,175	—	—
Accrued expenses and other payables:
Investment advisory, net	514,747	110,643	—	—
Administration	33,446	19,034	12,748	4,579
Shareholder service, net	92,167	54,298	17,629	3,474
Transfer agent	11,268	14,257	37,792	12,666
Accounting	37,517	28,260	7,654	2,739
Chief Compliance Officer	5,235	4,367	2,577	1,263
Other	100,196	52,179	36,849	15,288

Total Liabilities	7,333,707	4,236,836	193,224	52,339

NET ASSETS	$624,922,804	$401,736,105	$237,504,124	$85,036,766

Capital	763,524,720	461,164,316	276,589,270	92,310,872
Undistributed (distributions in excess of) net investment income	(114,937)	1,010,848	165,498	34,715
Accumulated net realized losses from investment and foreign currency transactions	(159,900,083)	(71,279,640)	(28,283,625)	(5,779,370)
Net unrealized appreciation (depreciation) on investment transactions and translation of assets and liabilities denominated in foreign currency	21,413,104	10,840,581	(10,967,019)	(1,529,451)

Net assets	$624,922,804	$401,736,105	$237,504,124	$85,036,766

Shares outstanding	24,889,630	17,799,810	3,418,911	4,985,618
Net asset value, offering price and redemption price per share	$25.11	$22.57	$69.47	$17.06

(a)	Includes value of securities on loan of $490,591, $1,209,361, $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

statements of operations

NEW COVENANT FUNDS
For the year ended June 30, 2010

			Balanced	Balanced
	Growth Fund	Income Fund	Growth Fund	Income Fund

INVESTMENT INCOME:
Interest	$1	$17,660,516	$1	$1
Dividends	12,570,180 (1)	—	—	—
Dividend income from affiliates	—	—	4,346,501	2,061,786
Income from securities lending	161,980	17,463	—	—

Total investment income	12,732,161	17,677,979	4,346,502	2,061,787

EXPENSES (Note 3):
Investment advisory	6,759,147	2,916,571	—	—
Shareholder servicing	1,234,096	623,760	599,462	205,095
Other	269,138	163,774	107,215	41,797
Accounting	171,255	121,078	33,277	10,678
Administration	149,961	84,922	53,266	17,239
Custodian	130,024	8,360	65	59
Transfer agent	59,553	46,294	120,136	50,081
Report to shareholders	35,747	25,489	44,454	17,491
Chief Compliance Officer	23,377	12,331	8,032	2,387

Total expenses before contractual fee reductions	8,832,298	4,002,579	965,907	344,827
Expenses contractually reduced by Adviser	(687,902)	(623,760)	(403,305)	(136,862)

Total net expenses	8,144,396	3,378,819	562,602	207,965

NET INVESTMENT INCOME	4,587,765	14,299,160	3,783,900	1,853,822

REALIZED AND UNREALIZED GAINS FROM INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gains (losses) on investment transactions	38,115,810	(37,798,725)	(2,670,986)+	(641,774)+
Net realized losses on foreign currency transactions	(105,204)	—	—	—
Net change in unrealized appreciation on investments and foreign currency transactions	30,040,021	66,203,429	24,384,902	7,581,206

Net realized/unrealized gains from investments and foreign currency transactions	68,050,627	28,404,704	21,713,916	6,939,432

Change in net assets resulting from operations	$72,638,392	$42,703,864	$25,497,816	$8,793,254

+	From investment transactions with affiliates.
(1)	Net of foreign taxes withheld of $343,746

The accompanying notes are an integral part of these financial statements.

statements of changes in net assets

NEW COVENANT FUNDS

	Growth Fund		Income Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009

OPERATIONS:
Net investment income	$4,587,765	$7,214,551	$14,299,160	$21,162,279
Net realized gains (losses) from investment and foreign currency transactions	38,010,606	(179,956,214)	(37,798,725)	(23,733,742)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	30,040,021	(62,955,346)	66,203,429	(35,428,867)

Change in net assets resulting from operations	72,638,392	(235,697,009)	42,703,864	(38,000,330)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,672,796)	(6,717,989)	(13,775,952)	(21,145,431)
Tax return of capital	(741,060)	(517,962)	—	—

Change in net assets from distributions to shareholders	(5,413,856)	(7,235,951)	(13,775,952)	(21,145,431)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	27,105,641	65,384,239	37,616,676	17,538,879
Dividends reinvested	396,367	564,472	1,009,465	1,578,804
Cost of shares redeemed	(68,012,262)	(60,893,582)	(39,263,947)	(82,851,257)

Change in net assets from capital transactions	(40,510,254)	5,055,129	(637,806)	(63,733,574)

Change in net assets	26,714,282	(237,877,831)	28,290,106	(122,879,335)

NET ASSETS:
Beginning of year	598,208,522	836,086,353	373,445,999	496,325,334

End of year	$624,922,804	$598,208,522	$401,736,105	$373,445,999

SHARE TRANSACTIONS:
Issued	1,049,674	2,988,749	1,695,097	818,415
Reinvested	14,682	18,600	45,615	76,839
Redeemed	(2,545,481)	(2,807,279)	(1,783,942)	(3,964,503)

Net increase (decrease)	(1,481,125)	200,070	(43,230)	(3,069,249)

Undistributed (distributions in excess of) net investment income	$(114,937)	$(35,818)	$1,010,848	$292,365

The accompanying notes are an integral part of these financial statements.

statements of changes in net assets

NEW COVENANT FUNDS

	Balanced Growth Fund		Balanced Income Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009

OPERATIONS:
Net investment income	$3,783,900	$6,047,336	$1,853,822	$2,860,789
Net realized losses from investment and foreign currency transactions	(2,670,986)+	(10,454,971)+	(641,774)+	(2,919,678)+
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	24,384,902	(57,528,038)	7,581,206	(14,878,617)

Change in net assets resulting from operations	25,497,816	(61,935,673)	8,793,254	(14,937,506)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,614,274)	(5,929,883)	(1,817,908)	(2,836,623)
From net realized gains on investments	—	(3,339,267)	—	—
Tax return of capital	(184,366)	(122,690)	(36,554)	(28,265)

Change in net assets from distributions to shareholders	(3,798,640)	(9,391,840)	(1,854,462)	(2,864,888)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	15,952,413	10,263,042	5,034,737	3,012,500
Dividends reinvested	2,993,694	7,951,390	1,187,641	1,804,880
Cost of shares redeemed	(24,211,230)	(31,111,094)	(6,789,645)	(11,006,677)

Change in net assets from capital transactions	(5,265,123)	(12,896,662)	(567,267)	(6,189,297)

Change in net assets	16,434,053	(84,224,175)	6,371,525	(23,991,691)

NET ASSETS:
Beginning of year	221,070,071	305,294,246	78,665,241	102,656,932

End of year	$237,504,124	$221,070,071	$85,036,766	$78,665,241

SHARE TRANSACTIONS:
Issued	224,528	146,240	292,427	196,869
Reinvested	41,805	127,800	68,910	115,769
Redeemed	(339,249)	(483,294)	(399,354)	(688,928)

Net decrease	(72,916)	(209,254)	(38,017)	(376,290)

Undistributed (distributions in excess of) net investment income	$165,498	$—	$34,715	$—

+	Represents realized losses from investment transactions with affiliates.

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Share outstanding throughout the year

	Growth Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Year	$22.68	$31.95	$38.90	$32.76	$29.92

INVESTMENT ACTIVITIES:
Net investment income	0.21	0.29	0.26	0.26	0.18
Net realized and unrealized gains (losses) on investments and foreign currency transactions	2.43	(9.29)	(4.98)	6.17	2.86

Total from Investment Activities	2.64	(9.00)	(4.72)	6.43	3.04

DIVIDENDS:
Net investment income	(0.18)	(0.25)	(0.24)	(0.29)	(0.20)
Net realized gains	—	—	(1.97)	—	—
Tax return of capital	(0.03)	(0.02)	(0.02)	—	—

Total Dividends	(0.21)	(0.27)	(2.23)	(0.29)	(0.20)

Change in net asset value per share	2.43	(9.27)	(6.95)	6.14	2.84

Net Asset Value, End of Year	$25.11	$22.68	$31.95	$38.90	$32.76

Total Return	11.54%	(28.16)%	(12.61)%	19.68%	10.17%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$624,923	$598,209	$836,086	$1,033,536	$906,010
Ratio of expenses to average net assets	1.19%	1.12%	1.10%	1.08%	1.07%
Ratio of expenses to average net assets, excluding waivers	1.29%	1.30%	1.29%	1.28%	1.28%
Ratio of net investment income to average net assets	0.68%	1.15%	0.73%	0.73%	0.58%
Ratio of net investment income to average net assets, excluding waivers	0.57%	0.97%	0.54%	0.53%	0.37%
Portfolio turnover rate	81%	94%	65%	65%	51%

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Share outstanding throughout the year

	Income Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Year	$20.93	$23.73	$24.52	$24.28	$25.56

INVESTMENT ACTIVITIES:
Net investment income	0.81	1.11	1.16	1.12	1.00
Net realized and unrealized gains (losses) on investments	1.62	(2.79)	(0.81)	0.25	(1.23)

Total from Investment Activities	2.43	(1.68)	0.35	1.37	(0.23)

DIVIDENDS:
Net investment income	(0.79)	(1.12)	(1.14)	(1.13)	(1.04)
Net realized gains	—	—	—	—	(0.01)
Tax return of capital	—	—	—	— *	— *

Total Dividends	(0.79)	(1.12)	(1.14)	(1.13)	(1.05)

Change in net asset value per share	1.64	(2.80)	(0.79)	0.24	(1.28)

Net Asset Value, End of Year	$22.57	$20.93	$23.73	$24.52	$24.28

Total Return	11.72%	(6.90)%	1.36%	5.65%	(0.90)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$401,736	$373,446	$496,325	$537,345	$526,359
Ratio of expenses to average net assets	0.87%	0.86%	0.85%	0.84%	0.84%
Ratio of expenses to average net assets, excluding waivers	1.03%	1.02%	1.01%	1.01%	1.01%
Ratio of net investment income to average net assets	3.68%	5.15%	4.70%	4.49%	4.04%
Ratio of net investment income to average net assets, excluding waivers	3.52%	4.99%	4.54%	4.32%	3.87%
Portfolio turnover rate	76%	230%	170%	258%	263%

*	Less than $0.005.

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Share outstanding throughout the year

	Balanced Growth Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Year	$63.31	$82.49	$90.86	$81.30	$78.20

INVESTMENT ACTIVITIES:
Net investment income(a)	1.11	1.70	1.83	1.83	1.52
Net realized and unrealized gains (losses) on investments(a)	6.14	(18.25)	(8.37)	9.56	3.10

Total from Investment Activities	7.25	(16.55)	(6.54)	11.39	4.62

DIVIDENDS:
Net investment income	(1.06)	(1.69)	(1.83)	(1.83)	(1.52)
Net realized gains	—	(0.93)	—	—	—
Tax return of capital	(0.05)	(0.01)	—	—	— *

Total Dividends	(1.11)	(2.63)	(1.83)	(1.83)	(1.52)

Change in net asset value per share	6.14	(19.18)	(8.37)	9.56	3.10

Net Asset Value, End of Year	$69.45	$63.31	$82.49	$90.86	$81.30

Total Return	11.43%	(19.96)%	(7.26)%	14.11%	5.93%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$237,504	$221,070	$305,294	$353,344	$312,077
Ratio of expenses to average net assets(b)	0.23%	0.13%	0.15%	0.12%	0.12%
Ratio of expenses to average net assets, excluding waivers(b)	0.40%	0.37%	0.39%	0.37%	0.38%
Ratio of net investment income to average net assets	1.56%	2.56%	2.07%	2.11%	1.85%
Ratio of net investment income to average net assets, excluding waivers	1.39%	2.32%	1.83%	1.86%	1.59%
Portfolio turnover rate	7%	7%	17%	7%	10%

*	Less than $0.005.
(a)	Includes income or gains (losses) from affiliates.
(b)	Expense ratios do not include expenses of underlying funds.

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Share outstanding throughout the year

	Balanced Income Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Year	$15.66	$19.01	$20.40	$18.99	$18.90

INVESTMENT ACTIVITIES:
Net investment income(a)	0.37	0.56	0.60	0.59	0.52
Net realized and unrealized gains (losses) on investments(a)	1.39	(3.35)	(1.39)	1.41	0.09

Total from Investment Activities	1.76	(2.79)	(0.79)	2.00	0.61

DIVIDENDS:
Net investment income	(0.36)	(0.55)	(0.60)	(0.59)	(0.52)
Net realized gains	—	—	—	—	—
Tax return of capital	(0.01)	(0.01)	—	— *	—

Total Dividends	(0.37)	(0.56)	(0.60)	(0.59)	(0.52)

Change in net asset value per share	1.39	(3.35)	(1.39)	1.41	0.09

Net Asset Value, End of Year	$17.05	$15.66	$19.01	$20.40	$18.99

Total Return	11.31%	(14.60)%	(3.95)%	10.65%	3.26%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$85,037	$78,665	$102,657	$121,855	$122,512
Ratio of expenses to average net assets(b)	0.24%	0.16%	0.20%	0.15%	0.15%
Ratio of expenses to average net assets, excluding waivers(b)	0.40%	0.40%	0.44%	0.40%	0.41%
Ratio of net investment income to average net assets	2.17%	3.47%	2.97%	2.95%	2.71%
Ratio of net investment income to average net assets, excluding waivers	2.01%	3.23%	2.73%	2.70%	2.45%
Portfolio turnover rate	7%	10%	10%	7%	13%

*	Less than $0.005.
(a)	Includes income or gains (losses) from affiliates.
(b)	Expense ratios do not include expenses of underlying funds.

The accompanying notes are an integral part of these financial statements.

notes to financial statements

NEW COVENANT FUNDS
June 30, 2010

1. Organization

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware statutory trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. The Funds’ investment adviser is One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation (the “Adviser”).

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation. Dividend income, if any, will be incidental.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with GAAP.

Portfolio Valuation:  Fund investments are recorded at market value. Portfolio securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price as of the close of trading. Equity securities traded on NASDAQ use the official closing price. Equity securities which are traded in the over-the-counter market only, but which are not included on NASDAQ, are valued at the mean between the last preceding bid and ask prices. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service using valuation methods such as matrix pricing as well as market transactions and dealer quotations. Debt securities with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. Open-end funds are valued at net asset value. Closed-end funds and exchange-traded funds are valued at market value. All other assets and securities with no readily determinable market values are valued using procedures adopted by the Board of Trustees. Factors used in determining fair value include but are not limited to: type of security or asset, fundamental analytical data relating to the investment in the security, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security. As of June 30, 2010, the Funds did not hold any securities for which market quotations were not readily available.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not be reflected in the security’s market value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Board of Trustees. All securities and other assets of a Fund initially expressed in foreign currencies will be converted to U.S. dollar values at the foreign exchange rate every business day, generally at 4:00 PM ET.

On January 21, 2010, the FASB Issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures, (formerly FASB Statement No. 157), to require additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

notes to financial statements

NEW COVENANT FUNDS
June 30, 2010

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). There inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, current discount rates, prepayment speeds, credit quality, yields for comparable securities, and trading volume).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2010, in valuing each Fund’s investments carried at fair value:

Growth Fund	Level 1	Level 2	Level 3	Total Market Value

Equity
Common Stocks	$599,421,045	$2,823,384	$—	$602,244,429
Real Estate Investment Trusts	$3,694,861	—	—	$3,694,861
Preferred Stocks	$3,521,169	—	—	$3,521,169

Total Equity	$606,637,075	$2,823,384	$—	$609,460,459

Fixed Income
Money Market Fund	$501,525	$—	$—	$501,525

Total Fixed Income	$501,525	$—	$—	$501,525

Short-Term Investments	$13,096,332	$—	$—	$13,096,332

Total Investment in Securities	$620,234,932	$2,823,384	$—	$623,058,316

Income Fund	Level 1	Level 2	Level 3	Total Market Value

Fixed Income
U.S. Government Agencies	$—	$189,069,913	$—	$189,069,913
Corporate Bonds	—	90,361,865	—	90,361,865
Non-Agency Mortgage Backed Securities	—	46,467,330	—	46,467,330
U.S. Treasury Obligations	—	30,312,515	—	30,312,515
Asset-Backed Securities	—	20,431,001	—	20,431,001
Municipal Bonds	—	6,602,248	—	6,602,248
Other Agency Securities	—	4,678,646	—	4,678,646
Other Securities	—	1,921,348	—	1,921,348
Money Market Fund	1,241,175	—	—	1,241,175

Total Fixed Income	$1,241,175	$389,844,866	$—	$391,086,041

Short-Term Investments	$11,518,711	$—	$—	$11,518,711

Total Investment in Securities	$12,759,886	$389,844,866	$—	$402,604,752

Balanced Growth Fund	Level 1	Level 2	Level 3	Total Market Value

Equity
Investment Companies	$234,683,892	$—	$—	$234,683,892

Total Equity	$234,683,892	$—	$—	$234,683,892

Short-Term Investments	$2,984,782	$—	$—	$2,984,782

Total Investment in Securities	$237,668,674	$—	$—	$237,668,674

notes to financial statements

NEW COVENANT FUNDS
June 30, 2010

Balanced Income Fund	Level 1	Level 2	Level 3	Total Market Value

Equity
Investment Companies	$82,749,271	$—	$—	$82,749,271

Total Equity	$82,749,271	$—	$—	$82,749,271

Short-Term Investments	$2,337,130	$—	$—	$2,337,130

Total Investment in Securities	$85,086,401	$—	$—	$85,086,401

For the year ended June 30, 2010, there were no significant transfers between Level 1 and Level 2.

Securities Transactions and Investment Income:  During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Securities sold are determined on a specific identification basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount for both financial reporting and tax purposes. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Options:  The Income Fund may purchase or write options which are traded over-the-counter to hedge fluctuation risks in the prices of certain securities. When the Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The liability is subsequently “marked-to-market” to reflect the current market value of the option written. The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently “marked-to-market” to reflect the current market value of the option purchased. The Fund is subject to the risk of an imperfect correlation between movement in the price of the option and the price of the underlying security. Risks may also arise due to illiquid secondary markets for the options. There were no options outstanding at June 30, 2010.

Foreign Currency Translation:  The books and records of the Funds are maintained in U.S. dollars. Investment valuation and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. federal income tax purposes.

Foreign Currency Forward Contracts:  The Growth Fund may enter into foreign currency forward contracts as hedges against either specific transactions or portfolio positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time foreign currency forward contracts are extinguished. As of June 30, 2010, there were no foreign currency forward contracts open in the Fund.

Loans of Portfolio Securities:  The Growth Fund and the Income Fund may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan”). Security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral valued at at least 102% of the market value of the securities loaned. Cash collateral received is invested by JPMorgan pursuant to the terms of the Lending Agreement. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. To the extent a loan is secured by non-cash collateral, the borrower is required to pay a loan premium. Non-cash collateral received cannot be sold or repledged. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between JPMorgan and the Funds in accordance with the Lending Agreement. Income allocated to the Funds is included in investment income in the respective Statements of Operations.

At June 30, 2010, the cash collateral received by the Growth Fund and the Income Fund was invested in a money market mutual fund, at the time of purchase; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending activities. The investments purchased with the cash collateral are valued daily based on the investment ’s prior day’s valuation, in connection with the calculation of the Growth Fund and Income Fund’s net asset value. A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although this risk is mitigated by the collateral and by the Lending Agreement. Information on the investment of cash collateral is shown in the Portfolios of Investments. The Growth Fund and the Income Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities lent while simultaneously seeking to earn income on the investment cash collateral. One of the risks is that, from time to time, the cost of borrowing cash could exceed income generated from the securities in the reinvestment portfolio. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund notes to financial statements

NEW COVENANT FUNDS
June 30, 2010

may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

The value of the loaned securities and related collateral at June 30, 2010, was as follows:

	Value of	Value of
Fund	Securities Loaned	Cash Collateral

Growth Fund	$490,591	$501,525
Income Fund	1,209,361	1,241,175

All collateral received as cash and securities is received, held and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Repurchase Agreements:  The Funds may enter into repurchase agreements which are secured by obligations of the U.S. government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays. As of June 30, 2010, none of the Funds held repurchase agreements.

Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions:  The Growth Fund and the Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on that basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. Securities purchased or sold on a when-issued, delayed-delivery of forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or forward-commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Adviser or applicable sub-advisor deems it appropriate to do so.

The Funds may dispose of or renegotiate a when-issued or forward commitment. The Funds will normally realize a capital gain or loss in connection with these transactions.

When the Funds purchase securities on a when-issued, delayed-delivery or forward-commitment basis, the Funds will maintain cash, U.S. government securities or other liquid portfolio securities having a value (determined daily) at least equal to the amount of the Funds’ purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

As of June 30, 2010, the Income Fund held one when-issued security with a market value of $2,714,295. The other Funds did not hold any when-issued securities.

Dividends and Distributions to Shareholders:  Dividends from net investment income of all Funds are declared and paid quarterly. For all Funds, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by a Fund, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Fund.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent that distributions exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

notes to financial statements

NEW COVENANT FUNDS
June 30, 2010

	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-In
	Gain (Loss)	Income	Capital

Growth Fund	$(8,073)	$5,912	$2,161
Income Fund	(195,275)	195,275	—
Balanced Growth Fund	4,128	(4,128)	—
Balanced Income Fund	1,199	(1,199)	—

Federal Income Taxes:  It is each Fund’s intention to continue to qualify annually as a regulated investment company by complying with the appropriate provisions of sub-chapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income tax has been made.

The Funds have reviewed the tax positions taken on federal income tax returns for each of the three open tax years and as of June 30, 2010, and have determined that no provision for income tax is required in the Funds’ financial statements. Foreign securities held by a Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on tax regulations and rates that exist in the foreign markets in which the Funds invest.

Allocation of Expenses:  Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or some other reasonable method.

3. Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with the Adviser. Under the Agreement, the Adviser is responsible for managing the Funds’ investments as well as furnishing the Funds with certain administrative services. The Growth Fund pays the Adviser a monthly fee at the annual rate of 0.99% of the Growth Fund’s average daily net assets and the Income Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the Income Fund’s average daily net assets. The Adviser does not receive advisory fees for the Balanced Growth and Balanced Income Funds (the “Balanced Funds”). The Adviser has entered into Sub-Advisory Agreements with eight sub-advisors to assist in the selection and management of the Growth Fund’s and Income Fund’s investment securities. It is the responsibility of the Sub-Advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each Sub-Adviser a quarterly fee for their services. The Adviser pays the Sub-Adviser’s fee directly from its own advisory fees. The sub-advisory fees are based on the assets of a Fund for which the Sub-Adviser is responsible for making investment decisions.

The following are the Sub-Advisers for the Growth Fund: Baillie Gifford Overseas, Ltd., Santa Barbara Asset Management Inc., Sound Shore Management Inc., TimesSquare Capital Management and Wellington Management Company, LLP.

The following are the Sub-Advisers for the Income Fund: Ernest Partners, LLC, Sterling Capital Management, LLC and Robert W. Baird & Company, Incorporated.

The Trust employs a Chief Compliance Officer (“CCO”) who receives a portion of her compensation as approved by the Board of Trustees, as well as reimbursement of out-of-pocket expenses. The CCO is also an employee of the Adviser. For the year ended June 30, 2010, the Growth Fund, the Income Fund, the Balanced Growth Fund, and the Balanced Income Fund were allocated a portion of the CCO’s compensation of $23,377, $12,331, $8,032 and $2,387, respectively.

The Trust is a party to Shareholder Services Agreements pursuant to which each Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of the Shareholder Services Agreements, each Fund is authorized to pay monthly an Authorized Service Provider (which may include affiliates of the Funds) a shareholder services fee at the rate of 0.25% on an annual basis of the average daily net assets of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship. In connection with the Shareholder Services Agreement, the Adviser has agreed to waive all or a portion of the amount of the investment advisory fees payable to it by any Fund to the extent of the amount paid in fees by a Fund to any affiliated Authorized Service Provider under the Shareholder Services Agreements. Effective July 1, 2009 through October 31, 2010, the Adviser agrees to waive up to 0.17% on an annual basis of the average daily net assets for the Growth Fund, the Balanced Growth Fund and the Balanced Income Fund.

The Trust has entered into servicing agreements with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the servicing agreements, USBFS provides transfer agency, administrative and fund accounting services to the Funds. Under the terms of the Transfer Agency Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services. Under the

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NEW COVENANT FUNDS
June 30, 2010

Fund Accounting Agreement, USBFS is entitled to a fee computed at an annual rate of 0.02% of the Trust’s average daily net assets for the first $500,000,000, 0.01% for $500,000,001 to $1,000,000,000, and 0.0075% over $1,000,000,000. Under the Administration Agreement, USBFS is entitled to a fee computed at an annual rate of 0.03% of the Trust’s average daily net assets for the first $500,000,000, 0.02% for $500,000,001 to $1,000,000,000, and 0.01% over $1,000,000,000.

The Trust issues shares of the Funds pursuant to a Distribution Agreement with New Covenant Funds Distributor, Inc. (the “Distributor”), a wholly-owned subsidiary of New Covenant Trust Company, N.A., a subsidiary of the Presbyterian Church (U.S.A.) Foundation, under which the Distributor serves as the principal distributor of the Funds’ shares. The Funds do not pay the Distributor in its capacity as principal distributor.

The Trust has a Custodian Agreement with JPMorgan Chase & Co.

No officer, trustee or employee of the Trust, USBFS, or any affiliate thereof, except the CCO, receives any compensation from the Funds for serving as a Trustee or officer of the Trust. The Funds reimburse expenses incurred by the Trustees and Officers in attending Board and Committee meetings.

A summary of each Balanced Fund’s investment in the Growth Fund and Income Fund for the year ended June 30, 2010, is as follows:

	Share Activity
	Balance			Balance	Realized		Value
Fund	June 30, 2009	Purchases	Sales	June 30, 2010	Gain (Loss)	Income	June 30, 2010

Balanced Growth Fund
Growth Fund	6,006,005	238,477	420,151	5,824,331	$(1,459,265)	$1,239,217	$146,248,940
Income Fund	3,939,855	434,315	455,918	3,918,252	(1,211,721)	3,107,284	88,434,952
Balanced Income Fund
Growth Fund	1,269,591	86,684	118,393	1,237,882	(147,842)	262,378	31,083,216
Income Fund	2,295,605	149,612	156,070	2,289,147	(493,932)	1,799,408	51,666,055

4. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2010, were as follows:

	Purchases	Sales
	(excluding	(excluding
	Short-Term	Short-Term
	Investments &	Investments &	Purchases of	Sales of
Fund	U.S. Government)	U.S. Government)	U.S. Government	U.S. Government

Growth Fund	$530,869,513	$575,297,230	$—	$—
Income Fund	185,368,784	196,705,759	103,813,761	84,508,484
Balanced Growth Fund	17,054,354	21,718,765	—	—
Balanced Income Fund	5,576,455	6,620,665	—	—

5. Risk Factors

The performance of a Fund’s investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and currency exchange rates. These risks are present because of uncertainty in future exchange rates back into U.S. dollars and possible political instability, which could affect foreign financial markets and local economies. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit. The Funds may purchase securities which are not registered under the Securities Act of 1933 (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as “illiquid securities;” however, any such security will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

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NEW COVENANT FUNDS
June 30, 2010

The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as “lower-rated securities”) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

The Balanced Funds invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management expenses and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. Total fees and expenses to be borne by investors in either Balanced Fund will depend on the portion of the Funds’ assets invested in the Growth Fund and in the Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed-income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

6. Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended June 30, 2010 and June 30, 2009, was as follows:

	Distributions Paid From
	Ordinary		Net Long Term		Total Taxable		Return of
	Income		Capital Gains		Deductions		Capital		Total Distributions Paid*

	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

Growth Fund	$4,672,796	$6,717,989	$—	$0	$4,672,796	$6,717,989	$741,060	$517,962	$5,413,856	$7,235,951

Income Fund	13,775,952	21,145,431	—	—	13,775,952	21,145,431	—	—	13,775,952	21,145,431

Balanced Growth Fund	3,614,274	6,780,207	—	2,488,943	3,614,274	9,269,150	184,366	122,690	3,798,640	9,391,840

Balanced Income Fund	1,817,908	2,836,623	—	—	1,817,908	2,836,623	36,554	28,265	1,854,462	2,864,888

*	Total distributions paid may differ from the Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

7. Federal Income Taxes

As of June 30, 2010, the Funds had available for federal tax purposes unused capital loss carryforwards expiring as follows:

	2012	2013	2014	2015	2016	2017	2018	Total

Growth Fund	$—	$—	$—	$—	$—	$61,581,089	$88,639,076	$150,220,165
Income Fund	—	—	1,591,357	5,673,243	517,116	6,784,158	56,670,809	71,236,683
Balanced Growth Fund	—	—	—	—	—	764,364	9,287,056	10,051,420
Balanced Income Fund	1,227,811	792,155	—	—	—	335,058	1,962,388	4,317,412

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NEW COVENANT FUNDS
June 30, 2010

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended June 30, 2010, the Funds deferred to July 1, 2010, post-October losses of:

	Post-October	Post-October
	Capital Losses	Currency Losses

Growth Fund	$—	114,937
Income Fund	—	—
Balanced Growth Fund	919,832	—
Balanced Income Fund	240,450	—

As of June 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Growth Fund	$—	$—	$—	$—	$(150,423,315)	$11,821,399	$(138,601,916)

Income Fund	1,010,848	—	1,010,848	—	(71,236,683)	10,797,624	(59,428,211)

Balanced Growth Fund	—	—	—	—	(10,971,252)	(28,113,894)	(39,085,146)

Balanced Income Fund	—	—	—	—	(4,557,862)	(2,716,244)	(7,274,106)

*	The difference between the book-basis and tax basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, passive foreign investment companies (“PFICs”) and the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

At June 30, 2010, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Portfolio Name	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Growth Fund	$611,233,498	$69,357,547	$(57,536,148)	$11,821,399
Income Fund	391,807,128	15,281,494	(4,483,870)	10,797,624
Balanced Growth Fund	265,782,568	7,900,023	(36,013,917)	(28,113,894)
Balanced Income Fund	87,802,645	3,460,384	(6,176,628)	(2,716,244)

8. Subsequent Events

Sterling Capital Management, LLC was notified that it will be replaced as a subadvisor to the Income Fund. In connection with this change, the Advisor intends to reallocate the assets that have been managed by Sterling to the Fund’s two other subadvisors.

In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events through the date of issuance for potential recognition or disclosure in these financial statements.

     report of independent registered public accounting firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of the New Covenant Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the New Covenant Funds (comprised of New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund) (collectively the “Funds”), as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the New Covenant Funds at June 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 30, 2010

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NEW COVENANT FUNDS
June 30, 2010

Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 800-858-6127 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how each Fund voted proxies related to securities held during the most recent 12 month period ended June 30 is (i) available without charge, upon request, by calling 800-858-6127; (ii) on the Funds’ website at http://www.newcovenantfunds.com and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Trust files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-835-4531.

Other Federal Income Tax Information (unaudited)

For the fiscal year ended June 30, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Growth Fund	100.00%
Income Fund	0.04%
Balanced Growth Fund	36.68%
Balanced Income Fund	17.17%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2010 was as follows:

Growth Fund	100.00%
Income Fund	0.04%
Balanced Growth Fund	36.69%
Balanced Income Fund	17.20%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Growth Fund	0.00%
Income Fund	0.00%
Balanced Growth Fund	0.00%
Balanced Income Fund	0.00%

Additional Fund Information - Hypothetical Cost of Investing

As a shareholder of the New Covenant Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the New Covenant Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

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NEW COVENANT FUNDS
June 30, 2010

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/10	6/30/10	1/1/10 - 6/30/10	1/1/10 - 6/30/10

Growth Fund	$1,000.00	$920.60	$5.71	1.20%
Income Fund	1,000.00	1,046.40	4.47	0.88%
Balanced Growth Fund	1,000.00	965.40	1.17	0.24%
Balanced Income Fund	1,000.00	996.30	1.24	0.25%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each of the New Covenant Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/10	6/30/10	1/1/10 - 6/30/10	1/1/10 - 6/30/10

Growth Fund	$1,000.00	$1,018.84	$6.01	1.20%
Income Fund	1,000.00	1,020.43	4.41	0.88%
Balanced Growth Fund	1,000.00	1,023.60	1.20	0.24%
Balanced Income Fund	1,000.00	1,023.55	1.25	0.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio (reflecting fee waivers in effect) multiplied by 181/365 (to reflect the one-half year period)
**	Annualized.

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NEW COVENANT FUNDS
June 30, 2010

Approval of the Continuation of the Investment Advisory and Sub-Advisory Agreements

The current Investment Advisory Agreement for the New Covenant Funds (the “Funds” or the “Trust”), certain of the Sub-Advisory Agreements for the New Covenant Growth Fund (those with Santa Barbara Asset Management, LLC, Sound Shore Management, Inc., TimesSquare Capital Management, LLC and Wellington Management Company, LLC) and all of the Sub-Advisory Agreements for the New Covenant Income Fund (collectively, the “Agreements”) were most recently re-approved by the Board of Trustees of the Trust on May 16-17, 2010, for a one-year period ending June 30, 2011. Relevant provisions of the Investment Company Act of 1940 (the “1940 Act”) specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is reasonably necessary to allow the Board to properly consider the continuation of the Agreements, and it is the duty of the Adviser and the Sub-Advisers to furnish the Trustees with such information as is responsive to their request. Accordingly, in determining whether to renew the Agreements, the Board of Trustees requested, and the Adviser and the applicable Sub-Advisers provided, information and data relevant to the Board’s consideration. This included materials regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds, including other mutual funds having socially responsible investment (“SRI”) mandates. As part of their deliberations, the Trustees also considered and relied upon the information about the Funds, the Adviser and the Sub-Advisers that had been provided to them throughout the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees discussed the materials prior to the May 16-17, 2010 Board meeting as well as in an executive session during the meeting. During this process the Independent Trustees were counseled by their own independent legal counsel (as such term is defined in the rules under the 1940 Act).

Among the factors the Board considered was the overall performance of each Fund and each applicable Sub-Adviser relative to the performance of similar mutual funds in each Fund’s peer group and relative to applicable benchmark indexes on a long-term basis and over shorter periods of time. The Board took note of the fact that the performance results achieved for the Funds were favorable as compared to other SRI Funds on both a short-term and on a long-term basis and that the Adviser produced these results in a manner consistent with the stated investment objective and policies of each of the Funds. The Board considered the contribution made by each applicable Sub-Adviser to the short-term and, as relevant, long-term performance. When considering the performance of the portion of the Growth Fund managed by Capital Guardian Trust Company, the Board also noted the Adviser’s recommendation that the sub-adviser be replaced by Baillie Gifford Overseas Ltd. (“Baillie Gifford”), and the Board thus determined not to re-approve this Sub-Advisory Agreement but instead considered a new sub-advisory agreement with Baillie Gifford, as described below. The Board also considered that while the performance of the Income Fund for certain periods reflected performance that trailed the performance of its applicable benchmark index, the Adviser had taken action in 2008 to replace the former sub-adviser to the Income Fund and retain three new Sub-Advisers for the Income Fund effective January 1, 2009. The Board also took note of the long-term relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since their inception.

In connection with its consideration of the continuation of the Agreement with the Adviser, the Board compared the expenses of each of the Funds to the expenses of their peers, based on data compiled by an independent source. The Board noted the range of investment advisory and administrative services provided by the Adviser to the Funds and the nature, extent and quality of these services. The Board also reviewed financial information concerning the Adviser relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to the Adviser and the financial status of the Adviser as demonstrated by the financial information provided. In addition, the Board discussed with the Adviser economies of scale that could be realized by the Funds and the impact of potential economies of scale on the fees assessed on the Growth and Income Funds. The Board reviewed the fees charged by the Adviser to its other investment advisory clients and the Board took into consideration the different types of services that the Adviser provides to the Funds as compared to other managed accounts when considering the different level of fees charged by the Adviser in connection with the Funds. The members of the Board also considered the fact that the Adviser currently makes available the services of its subsidiary New Covenant Funds Distributor, Inc. (the “Distributor”) to serve as the distributor of the shares of each of the Funds and they noted that the Adviser bears all of the costs of the distribution services for the Funds that are provided by the Distributor. The Board also took note of the fact that the Distributor continued to undertake efforts to expand the marketing of the Funds and to provide for expanded distribution of the Funds at no direct cost to the Funds. The Trustees considered the services performed by the Trust’s Chief Compliance Officer (who is an employee of the Adviser), particularly in connection with the oversight of the Sub-Advisers; the services provided by the Adviser in managing the Funds’ proxy voting program; and other additional services provided by the Adviser to the Funds, and concluded that the shareholders continue to benefit from these additional services under the Investment Advisory Agreement with the Adviser. The Board also discussed the function of the Adviser’s Social Witness Committee of its board to raise the visibility and importance of the social responsibility aspect of investing the Funds’ portfolios, and the Adviser’s participation on the Mission Responsibility Through Investment Committee of the Presbyterian Church (U.S.A.) Foundation.

In connection with their review of each of the applicable Sub-Advisory Agreements, the Trustees considered, in addition to the performance information discussed above, the Sub-Advisers’ adherence to the Funds’ investment objectives and policies, the Trust’s Chief Compliance Officer’s favorable compliance report on each applicable Sub-Adviser and the fees charged by the Sub-Advisers to other clients as compared to the fees they receive from the Adviser. While the Board considered financial information regarding each applicable Sub-Adviser, it did not consider information as to the profitability of each Sub-Advisory Agreement to the relevant

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NEW COVENANT FUNDS
June 30, 2010

Sub-Adviser in every instance, since the fees payable to the Sub-Advisers had been negotiated at arm’s length and were paid by the Adviser. The Board members considered the soft dollar practices of certain of the Sub-Advisers to the Growth Fund and they noted that those Sub-Advisers that do engage in soft dollar transactions with respect to portfolio transactions for the Growth Fund do so in a manner that is consistent with industry practice within the mutual fund industry and also consistent with relevant regulatory guidance and that these transactions reflect a small portion of the overall portfolio trading done for the Growth Fund.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling; rather, the Trustees took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds as being important elements of their consideration. The Board took particular note of the performance of each Fund compared to that of similar SRI funds. The Board also took particular note of the unique duties that the Adviser undertakes in order to assure that the Funds are invested in a manner that is consistent with the social-witness principles of the Presbyterian Church (U.S.A.). The Board further considered the fact that the Adviser had again undertaken during the year to waive its investment advisory fees to the extent of the amount of shareholder services fees paid by the Income Fund during the year, and waive a portion of its investment advisory fees or reimburse a portion of the shareholder services fee for the Growth and Balanced Funds during the year, in order to limit the overall operating expenses of the Funds. The Board also took into consideration the fact that the Adviser manages the Funds under a “manager of managers” arrangement pursuant to which the Adviser is responsible for the ongoing oversight of the investment program of each of the Sub-Advisers with respect to their management of the Funds, and the Board noted the significant efforts made by the Adviser during the last two years in this regard and determined that the Adviser has continued to successfully implement the “manager of managers” program for the Funds in a manner that has been beneficial to the Funds and their shareholders.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Trustees, including a majority of the Independent Trustees, concluded that the terms of the Advisory Agreement and the applicable Sub-Advisory Agreements are fair and reasonable in light of the services provided and the Board therefore voted to renew the Agreements for an additional one-year period.

Approval of New Sub-Advisory Agreement for the New Covenant Growth Fund

In addition to the annual contract renewal process described above for each of the Funds, at the May 16-17, 2010 meeting, the Board of Trustees was also called upon to take action with respect to the approval of a new Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) relating to the Growth Fund with Baillie Gifford.

As discussed more fully above with respect to the annual contract renewal process, the relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is reasonably necessary to allow the Board to properly consider the adoption of any new sub-advisory agreements with respect to a Fund, and it is the duty of the Adviser and any sub-advisers to furnish the Trustees with such information as is responsive to their request. Accordingly, in determining whether to approve the New Sub-Advisory Agreement with Baillie Gifford, the Board of Trustees requested, and the Adviser and Baillie Gifford provided, information and data relevant to the Board’s consideration. This included materials regarding the investment performance of accounts managed by Baillie Gifford and information regarding the fees and expenses of the Fund, as compared to other similar mutual funds, including other mutual funds having SRI mandates. During this process the Independent Trustees were counseled by their own independent legal counsel (as such term is defined in the rules under the 1940 Act).

At the meeting of the Trust’s Board held on May 16-17, 2010, the Trustees, including the Independent Trustees, approved the New Sub-Advisory Agreement with Baillie Gifford for the Growth Fund. At this meeting, the Board reviewed the information and materials regarding Baillie Gifford, including its prior investment performance, its proposed portfolio management process and its proposed level of fees. The Board also considered the nature, quality and extent of the services to be provided by Baillie Gifford. Apart from the fees payable under the New Sub-Advisory Agreement and the commencement date, the terms and conditions of the New Sub-Advisory Agreement with Baillie Gifford are generally similar in all material respects to those of the Sub-Advisory Agreements with the other current sub-advisers to the Growth Fund, which the Board reviewed and re-approved, as described above, at the same meeting.

In connection with their review of the New Sub-Advisory Agreement, the Trustees considered, in addition to the performance and other information discussed above, the compliance report submitted by the Trust’s Chief Compliance Officer on Baillie Gifford and noted that the Trust’s Chief Compliance Officer had conducted an on-site visit of Baillie Gifford. In addition, the Trustees took into consideration the fees charged by Baillie Gifford to other clients as compared to the fees to be received from the Adviser with respect to the Growth Fund. The Board noted the fact that the fees payable to Baillie Gifford had been negotiated at arm’s length and were to be paid by the Adviser from the investment advisory fee that it receives from the Growth Fund. The Board also considered the brokerage practices of Baillie Gifford and found them to be in accordance with relevant industry practices and applicable regulatory requirements.

supplemental data

NEW COVENANT FUNDS
June 30, 2010

In reaching their conclusion with respect to the approval of the New Sub-Advisory Agreement, the Trustees did not identify any one single factor as being controlling; rather, the Trustees took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the favorable prior performance results of Baillie Gifford and the recommendation of the Adviser’s independent consultant as being important elements of their consideration.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Sub-Advisory Agreement were fair and reasonable in light of the services to be provided and the Board therefore voted to approve the New Sub-Advisory Agreement. As a result of the Board’s determination, Baillie Gifford became a sub-adviser to the Growth Fund effective July 1, 2010.

trustees and officers

NEW COVENANT FUNDS
June 30, 2010

Trustees and Officers of the New Covenant Funds

				Number of
				Portfolios in	Other
	Position(s)	Length	Term of Office and	Fund Complex	Trusteeships/
	Held With	of Time	Principal Occupation(s)	Overseen by	Directorships Held
Name and Age	Trust	Served	During Past 5 Years	Trustee	by Trustee

INDEPENDENT TRUSTEES

Gail C. Duree 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 64	Trustee	Since inception	Independent Financial Consultant, Montview Boulevard Presbyterian Church Treasurer (1999 to 2009); Alpha Gamma Delta Foundation Board (a philanthropic organization) (2005 to present)	4	None

William C. Lauderbach 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 67	Trustee	August 2005	Principal, Whitestone, LLC (financial institution consulting firm) (May 2008-present); Executive Vice President and Senior Investment Officer, Chemical Bank and Trust Company, Midland, Michigan (1985 to May 2008)	4	None

Elinor K. Hite 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 67	Trustee	May 2008	Independent Human Resource Consultant (2008 to present); Adjunct Professor, Adler Graduate School (2008 to present); Senior Vice President of Human Resources, YMCA of the USA, Chicago, Illinois (2005 to 2008); Director of Human Resources, Jenner & Block LLP (1999 to 2005)	4	None

Henry H. Gardiner 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 59	Trustee	May 2008	National Accounts Manager, SunGard iWORKS, Aurora, Colorado (2000 to present)	4	None

David C. Hinks 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 56	Trustee	N/A	Portfolio Manager, Injured Workers Insurance Fund (an insurance provider) (1992 to present)	4	None

Ellen L. Taylor 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 60	Trustee	N/A	Retired; Managing Director and Editor, Investment Management Institute (2005 to 2009); Managing Editor and News Editor, Global Custodian Magazine (March 2004 to September 2004); Board Member, Investment Sub-Committee, Norwalk Hospital, CT (2008 to present)	4	None

Joy Douglas Strome 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 53	Trustee	N/A	Pastor, Lake View Presbyterian Church (1996 to present); Moderator, Presbytery of Chicago (2007-2009)	4	None

INTERESTED TRUSTEES

Robert E. Leech 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 65	President and Trustee	May 2005	Retired; Director, New Covenant Trust Company (2001 to present);President and Chief Executive Officer of the Presbyterian Church (U.S.A.) Foundation (2000-2009).	4	None

Samuel W. McNairy 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 68	Trustee	August 2005	Retired; Deloitte & Touche LLP (audit, tax, consulting, and financial advisory services firm) (1964 to 2001; retired as partner in 2001); Trustee, Presbyterian Church (U.S.A.) Foundation (2005 to present)	4	None

trustees and officers (continued)

NEW COVENANT FUNDS
June 30, 2010

Trustees and Officers of the New Covenant Funds (continued)

Number of
				Portfolios in	Other
	Position(s)	Length	Term of Office and	Fund Complex	Trusteeships/
	Held With	of Time	Principal Occupation(s)	Overseen by	Directorships Held
Name and Age	Trust	Served	During Past 5 Years	Trustee	by Trustee

EXECUTIVE OFFICERS

Paul H. Stropkay 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 38	Senior Vice President & Chief Investment Officer	August 2008	Senior Vice President & Chief Investment Officer, New Covenant Trust Company, (2008 to present); Director, Citizens Bank (2006-present); Vice President (Partner); Harvey Investment Company, LLC (2001-2008)	N/A	Citizens Bank (Mt. Vernon, KY), Board of Directors

Joseph L. Heintzman 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 60	Vice President, Director of Investment Management Operations	March 2008	Vice President, Finance, New Covenant Trust Company (2006-Present); Financial Advisor, Merrill Lynch (2005-2006), Senior Vice President & CFO, Hilliard Lyons Inc. (1996-2004)	N/A	N/A

Cathy Benge 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 54	Chief Compliance Officer & Anti-Money Laundering Officer	February 2009	Chief Compliance Officer, Presbyterian Foundation, New Covenant Trust Company, New Covenant Distributor (2009-present); Compliance Specialist, Presbyterian Foundation (2006-2009); ADM Specialist, New Covenant Trust Company (2005-2006); Project Manager, Humana (2004-2005); Finance Manager, Amatrol (2002-2004)	N/A	N/A

Michael J. Ricks 2020 E. Financial Way Glendora, CA 91741 Age: 32	Treasurer	November 2009	Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2001-present)	N/A	N/A

Shannon Gorham 2020 E. Financial Way Glendora, CA 91741 Age: 35	Secretary and Assistant Treasurer	November 2009	Assistant Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2007-present); Assistant Controller, Ares Management, LLC (2006-2007); Accounting Manager, Focused Investors/Pacific Financial Research (2005-2006)	N/A	N/A

Annual/Semi-Annual Report to Shareholders
These reports include financial statements and information about the portfolio of investments for each Fund. The Trust’s Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the Funds. It has been filed with the Securities and Exchange Commission and is legally considered to be a part of the prospectus. To request a free copy of the current Annual or Semi-Annual Report, SAI, or to request other information about the Funds, you can visit www. NewCovenantFunds.com or write or call:

New Covenant Funds
Box 701
Milwaukee, WI 53201-0701
877-835-4531

Text-only versions of Fund documents can be viewed online or downloaded from the SEC’s EDGAR database at http://www.sec.gov.
You may review and copy the SAI and other information about the Funds by visiting SEC’s Public Reference Room in Washington, D.C. You can obtain information about the Public Reference Room by calling the SEC at 202-551-8090. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

SEC File # 811-09025

NCF 14-10-10

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith. See Item 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. William Lauderbach is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2010	FYE 06/30/2009
Audit Fees	$85,200	$87,700
Audit-Related Fees	$0	$0
Tax Fees	$21,500	$20,900
All Other Fees	$0	$0
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial

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statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2010	FYE 6/30/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
Not Applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-

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3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 3, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Michael Ricks
Michael Ricks, Treasurer
Date	9/7/10

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert E. Leech
Robert E. Leech, President
Date	9/7/10

By	/s/ Michael Ricks
Michael Ricks, Treasurer
Date	9/7/10

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